As filed with the Securities and Exchange Commission
                                on July 5, 2001

                                                        Registration No. 2-38679

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 39 [X]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              AMENDMENT NO. 39 [X]
                        (Check appropriate box or boxes)

                          PAX WORLD BALANCED FUND, INC.
                (formerly known as PAX WORLD FUND, INCORPORATED)
               (Exact name of registrant as specified in charter)

                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
               (Address of Principal Executive Offices) (Zip Code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  800-767-1729

                           PAX WORLD MANAGEMENT CORP.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
                          ATTENTION: LAURENCE A. SHADEK
                                 THOMAS W. GRANT
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  On (date) pursuant to paragraph (b)

[X]  60 days after filing pursuant to paragraph (a)(1)

[ ]  On (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  On (date) pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940, Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 2000 was filed on March 22, 2001.

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)


                  N-1A ITEM NO.                                        LOCATION

                                                       PART A

Item 1.  Front and Back Cover Pages.....  Front Cover Page; Back Cover Page

Item 2.  Risk/Return Summary:
         Investments, Risks,
         and Performance................  The Balanced Fund - Risk / Return
                                          Summary: Investment Objective,
                                          Strategies, Performance and Risks

Item 3.  Risk/Return Summary:
         Fee Table......................  (i) The Balanced Fund - Fees and
                                          Expenses; and (ii) Financial
                                          Highlights

Item 4.  Investment Objectives,
         Principal Investment
         Strategies, and
         Related Risks..................  (i) The Balanced Fund - Risk / Return
                                          Summary: Investment Objective,
                                          Strategies, Performance and Risks; and
                                          (ii) Investment Objectives, Principal
                                          Investment Strategies and Additional
                                          Principal Risks

Item 5.  Management's Discussion
         of Fund Performance............  Not Applicable

Item 6.  Management, Organization,
         and Capital Structure..........  Management, Organization and Capital
                                          Structure of the Funds

Item 7.  Shareholder Information........  (i) How Your Share Price (NAV) is
                                          Determined; (ii) Shareholder Guide;
                                          (iii) Taxes, Dividends and
                                          Distributions; (iv) Shareholder
                                          Services; and (v) Additional
                                          Information

Item 8.  Distribution Arrangements......  Management, Organization and Capital
                                          Structure - Distribution

Item 9.  Financial Highlights
         Information....................  The Balanced Fund - Financial
                                          Highlights


                                     PART B

Item 10. Cover Page and Table
         of Contents....................  Cover Page; Table of Contents

Item 11. Fund History...................  Fund Histories

Item 12. Description of the Fund and
         Its Investments and Risks......  (i) Investment Objectives, Strategies
                                          and Philosophies; (ii) Investments and
                                          Special Considerations; Risk Factors;
                                          and (iii) Investment Restrictions

Item 13. Management of the Fund.........  (i) Management of the Funds -
                                          Officers / Directors; and
                                          (ii) Management of the Funds -
                                          Management Information

Item 14. Control Persons and Principal
         Holders of Securities..........  Management of the Funds - Control
                                          Persons and Principal Holders of
                                          Securities

Item 15. Investment Advisory and
         Other Services.................  Investment Advisory and Other Services

Item 16. Brokerage Allocation and
         Other Practices................  Brokerage Allocation and Other
                                          Practices

Item 17. Capital Stock and
         Other Securities...............  Capital Stock and Other Securities

Item 18. Purchase, Redemption, and
         Pricing of Shares..............  Purchase, Redemption, Exchange and
                                          Pricing of Fund Shares

Item 19. Taxation of the Fund...........  Taxation of the Funds

Item 20. Underwriters...................  Distribution

Item 21. Calculation of
         Performance Data...............  Calculation of Performance Data

Item 22. Financial Statements...........  Financial Statements


                                     PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                                   PROSPECTUS

                                           PAX WORLD BALANCED FUND, INC. (PAXWX)
                                             PAX WORLD GROWTH FUND, INC. (PXWGX)
                                         PAX WORLD HIGH YIELD FUND, INC. (PAXHX)
                                                      Prospectus and Application



                          PAX WORLD BALANCED FUND, INC.


                           PAX WORLD GROWTH FUND, INC.


                         PAX WORLD HIGH YIELD FUND, INC.

                                      -----


                   222 STATE STREET, PORTSMOUTH, NH 03801-3853
                FOR SHAREHOLDER ACCOUNT INFORMATION: 800-372-7827
               PORTSMOUTH, NH OFFICE: 800-767-1729 / 603-431-8022
                            WEBSITE: WWW.PAXFUND.COM

                                      -----


       This Prospectus contains the information about the Funds that you should know before investing. You are advised to read this Prospectus and retain it for future reference.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
     SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION RELATING HERETO. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 THE DATE OF THIS PROSPECTUS IS __________, 2001

                                    Overview
                                    --------

     Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (individually, a "Fund"; collectively, the "Funds") are mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".

THE BALANCED FUND

     The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

THE GROWTH FUND

     The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

THE HIGH YIELD FUND

     The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

                                TABLE OF CONTENTS


Page
THE BALANCED FUND
   RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
   STRATEGIES, PERFORMANCE AND RISKS ........................................  1
      Investment Objective / Goal ...........................................  1
      Principal Investment Strategies .......................................  1
      Principal Risks .......................................................  1
         Performance Bar Chart ..............................................  2
         Return Comparison Table ............................................  3
         Highest and Lowest Quarterly Returns - past 10 years ...............  3
   FEES AND EXPENSES ........................................................  3
   FINANCIAL HIGHLIGHTS .....................................................  4

THE GROWTH FUND
   RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
   STRATEGIES, PERFORMANCE AND RISKS ........................................  5
      Investment Objective / Goal ...........................................  5
      Principal Investment Strategies .......................................  5
      Principal Risks .......................................................  6
         Performance Bar Chart ..............................................  6
         Return Comparison Table ............................................  7
         Highest and Lowest Quarterly Returns - since 6/11/97 ...............  8
   FEES AND EXPENSES ........................................................  8
   FINANCIAL HIGHLIGHTS .....................................................  9

THE HIGH YIELD FUND ......................................................... 10
   RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
   STRATEGIES, PERFORMANCE AND RISKS ........................................ 10
      Investment Objective / Goal ........................................... 10
      Principal Investment Strategies ....................................... 10
      Principal Risks ....................................................... 11
         Performance Bar Chart .............................................. 13
         Return Comparison Table ............................................ 13
         Highest and Lowest Quarterly Returns - since 10/8/99 ............... 13
   FEES AND EXPENSES ........................................................ 14
   FINANCIAL HIGHLIGHTS ..................................................... 15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND ADDITIONAL PRINCIPAL RISKS .............................................. 16
   Investment Objectives .................................................... 16
   Principal Investment Strategies .......................................... 17
   Additional Principal Risks ............................................... 18
      Borrowing for Leverage ................................................ 18
      Convertible Securities ................................................ 19
      Corporate and Other Debt Securities ................................... 19

      Foreign Securities .................................................... 20
      Portfolio Turnover .................................................... 22
      Repurchase Agreements ................................................. 22
      Securities of Financially and Operationally Troubled Issuers .......... 22
      United States Government Agency and/or Instrumentality Securities ..... 23
      When-Issued and Delayed Delivery Securities ........................... 23
      Zero Coupon, Pay-in-Kind or Deferred Payment Securities ............... 23

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
OF THE FUNDS ................................................................ 24
   Incorporation ............................................................ 24
   Description of Common Stock .............................................. 24
   Officers and Directors ................................................... 24
   Adviser .................................................................. 24
   Portfolio Managers ....................................................... 26
   Distribution ............................................................. 27
   Custodian and Transfer and Dividend Disbursing Agent ..................... 28
   Shareholder Meetings ..................................................... 28

HOW YOUR SHARE PRICE (NAV) IS DETERMINED .................................... 28

SHAREHOLDER GUIDE ........................................................... 29
   How to Purchase Shares ................................................... 29
      In General ............................................................ 29
      Initial Purchases of Shares ........................................... 30
               Investing by Mail ............................................ 30
      Subsequent Purchases of Shares ........................................ 30
         Investing by Mail .................................................. 30
         Investing by Telephone ............................................. 31
         Investing by Wire Transfer ......................................... 31
   How to Sell Your Shares .................................................. 32
      In General ............................................................ 32
      Redemptions by Written Request ........................................ 33
      Redemptions by Telephone .............................................. 33
      Involuntary Redemptions ............................................... 34
      Waiver of High Yield Fund Sales Charge ................................ 34
   How to Exchange Your Shares .............................................. 35
      In General ............................................................ 35
      Exchanges by Written Request .......................................... 35
      Exchanges by Telephone ................................................ 35

TAXES, DIVIDENDS AND DISTRIBUTIONS .......................................... 36
   Taxation of the Funds .................................................... 36
   Taxation of Shareholders ................................................. 36
   Withholding Taxes ........................................................ 37
   Dividends and Distributions .............................................. 37

SHAREHOLDER SERVICES ........................................................ 38
   Online Account Access .................................................... 38

   Automatic Investment Plan ................................................ 38
   Tax-Deferred Retirement Plans ............................................ 39
   Voluntary Withdrawal Plan ................................................ 39
   Reports to Shareholders .................................................. 39
   Shareholder Inquiries .................................................... 39

VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE .......................... 39

ADDITIONAL INFORMATION ...................................................... 40

                                THE BALANCED FUND

                  RISK / RETURN SUMMARY: INVESTMENT OBJECTIVE,
                        STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

     The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

     The Balanced Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity and debt securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality, and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     The Balanced Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Balanced Fund's socially conscious objectives and policies. In addition, the ethical investment policy of the Balanced Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

     The principal risks of investing in the Balanced Fund are price volatility, interest rate risk, risks associated with foreign security investments, risks associated with socially responsible investing, and management risk.

          >> PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

          >> INTEREST RATE RISK refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed-income security prices fall; and if interest rates fall, fixed-income security prices rise. Interest rate risk is generally greater for fixed-income securities with longer durations.

          >> The Balanced Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Balanced Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Balanced Fund in connection with conversions between currencies.

          >> The Balanced Fund's SOCIALLY CONSCIOUS OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds. Pax World Management Corp. (the "Adviser") believes, however, that there are sufficient investment opportunities among companies that meet the Balanced Fund's socially conscious objective to permit full investment in securities, if the Adviser believes it is desirable.

          >> The Adviser strives to anticipate market movements along with the risks described above and actively manages the Balanced Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Balanced Fund's strategy effectively.

     You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Balanced Fund, and there can be no assurance that the Balanced Fund's investment objective will be attained.

     The information in the bar chart and table below provides some indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year and by showing how the Balanced Fund's average annual returns for 1, 5 and 10 years compare with the 60% s&p 500 Index / 40% Lehman Brothers Aggregate Index Blend, a broad measure of market performance. While analyzing this information, please note that past performance is not necessarily an indication of how the Balanced Fund will perform in the future.

PERFORMANCE BAR CHART*

20.80%   0.63%  -1.05%  2.65%  29.19%  10.36%   25.12%   24.62%   17.23%   5.66%
 1991     1992   1993   1994    1995    1996     1997     1998     1999     2000

RETURN COMPARISON TABLE, AS OF 12/31/00

                                                        60% S&P 500 INDEX /
                                                     LEHMAN BROTHERS AGGREGATE
                              BALANCED FUND*                INDEX BLEND
     1 year                        5.66%                       -0.99%
     5 year                       16.34%                       13.78%
     10 year                      13.02%                       13.79%

HIGHEST AND LOWEST QUARTERLY RETURNS - PAST 10 YEARS*

                      4th quarter 1998:            14.19%
                      1st quarter 1994:            -3.69%

*TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.


                                FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

     SHAREHOLDER FEES (fees paid directly from your investment):
              Maximum Sales Charge (Load) Imposed on Purchases
                       (as a percentage of offering price)....................0%
              Maximum Deferred Sales Charge (Load)
                       (as a percentage of original purchase price or
                       redemption proceeds, as applicable)....................0%
              Maximum Sales Charge (Load) Imposed on
                       Reinvested Dividends and Other     Distributions
                       (as a percentage of offering price)....................0%
              Redemption Fees (as a percentage of amount redeemed,
                       if applicable).........................................0%
              Exchange Fees (as a percentage of average net assets)...........0%

     ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
     NET ASSETS) AS OF DECEMBER 31, 2000 (expenses that are deducted from Balanced Fund assets):
              Management Fee...............................................0.51%
              Distribution and/or Service (12b-1) Fees.....................0.23%
              Other Expenses...............................................0.22%
     Total Annual Fund Net Operating Expenses..............................0.96%

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Balanced Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2000.

     The following Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR            3 YEARS           5 YEARS          10 YEARS
       $96               $300             $520             $1,152

     As noted in the table, the Balanced Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Balanced Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The following Financial Highlights Table is intended to help you understand the Balanced Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Balanced Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Balanced Fund's financial statements, are included in the Statement of Additional Information, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXFUND.COM.

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Balanced Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                                      YEAR ENDED DECEMBER 31
                                                                ----------------------------------------------------------------
                                                                  2000          1999          1998          1997          1996
                                                                --------      --------      --------      --------      --------
Net asset value, beginning of year ...........................  $  23.40      $  21.64      $  18.52      $  16.56      $  16.33
                                                                --------      --------      --------      --------      --------
Income from investment operations
   Investment income, net (A) ................................      .513          .471          .468          .493          .550
   Realized and unrealized gain (loss) on
      investments, net (A) ...................................      .781         3.167         4.008         3.622         1.122
                                                                --------      --------      --------      --------      --------
         Total from investment operations ....................     1.294         3.638         4.476         4.115         1.672
                                                                --------      --------      --------      --------      --------
Less distributions
   Dividends from investment income, net .....................      .525          .459          .468          .503          .550
   Distributions from realized gains .........................     1.750         1.410          .880         1.650          .892
   Tax return of capital .....................................      .009          .009          .008          .002            --
                                                                --------      --------      --------      --------      --------
         Total distributions .................................     2.284         1.878         1.356         2.155         1.442
                                                                --------      --------      --------      --------      --------
Net asset value, end of year .................................  $  22.41      $  23.40      $  21.64      $  18.52      $  16.56
                                                                --------      --------      --------      --------      --------

2.   TOTAL RETURN ............................................     5.66%        17.23%        24.62%        25.12%        10.36%

3.   RATIOS AND SUPPLEMENTAL DATA
     Ratio of total expenses to average net assets (B) .......      .96%          .89%          .95%          .91%          .89%
     Ratio of investment income, net, to average net assets ..     2.14%         2.05%         2.33%         2.67%         3.24%
     Portfolio turnover rate .................................    26.49%        21.09%        28.59%        13.88%        34.55%
     Net assets, end of year (`000,000s) .....................  $  1,230      $  1,065      $    838      $    629      $    513
     Number of capital shares outstanding, end of year (`000s)    54,903        45,499        38,712        33,971        31,008

(A) As of January 1, 1997, the Balanced Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).


                                 THE GROWTH FUND

                  RISK / RETURN SUMMARY: INVESTMENT OBJECTIVE,
                        STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

     The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

PRINCIPAL INVESTMENT STRATEGIES

     The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

     The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers,
(iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality, and (iv) obligations issued or guaranteed by United States or foreign governmental agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     The Growth Fund will not invest in obligations issued or guaranteed by the
U. S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Growth Fund's socially conscious objectives and policies. In addition, the ethical investment policy of the Growth Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

     The principal risks of investing in the Growth Fund are price volatility, interest rate risk, risks associated with foreign security investments, leverage risk, risks associated with socially responsible investing and management risk.

          >> PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

          >> INTEREST RATE RISK refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed-income security prices fall; and if interest rates fall, fixed-income security prices rise. Interest rate risk is generally greater for fixed-income securities with longer durations.

          >> The Growth Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Growth Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Growth Fund in connection with conversions between currencies.

          >> LEVERAGE RISK refers to the risk that the Growth Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which require the value of the Growth Fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth Fund borrows is an expense of the Growth Fund, the Growth Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of the Growth Fund may fluctuate more than the NAV of mutual funds that do not borrow.

          >> The Growth Fund's SOCIALLY CONSCIOUS OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds. The Adviser believes, however, that there are sufficient investment opportunities among companies that meet the Growth Fund's socially conscious objective to permit full investment in securities, if the Adviser believes it is desirable.

          >> The Adviser strives to anticipate market movements along with the risks described above and actively manages the Growth Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Growth Fund's strategy effectively.

     You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Growth Fund, and there can be no assurance that the Growth Fund's investment objective will be attained.

     The information in the bar chart and table below provides some indication of the risks of investing in the Growth Fund by showing changes in the Growth Fund's performance from period to period and by showing how the Growth Fund's average annual returns for 1 and 3 years and the period 6/11/97 (the date of the Growth Fund's inception) to 12/31/00 compare with the Russell Midcap Index, a broad measure of market performance. While analyzing this information, please note that past performance is not necessarily an indication of how the Growth Fund will perform in the future.

PERFORMANCE BAR CHART*

          -3.40%                15.22%             28.30%              -16.11%
    6/11/97 to 12/31/97          1998               1999                 2000
       (cumulative)

RETURN COMPARISON TABLE -AS OF 12/31/00

                                    GROWTH FUND*          RUSSELL MIDCAP INDEX
   1 year                              -16.11%                   -8.26%
   3 year                               7.44%                    12.11%
   6/11/97 to 12/31/00                  5.22%                    -3.40%

HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 6/11/97*

                    4th quarter 1998:             25.76%
                    3rd quarter 1998:            -14.82%

     *THE FRONT-END SALES LOAD CHARGED BY THE GROWTH FUND UNTIL NOVEMBER 1, 1999 IS NOT REFLECTED IN THE PERFORMANCE BAR CHART, RETURN COMPARISON TABLE OR QUARTERLY RETURN TABLE ABOVE. IF THIS AMOUNT WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. TOTAL RETURN FOR THE PERIOD 6/11/97 (THE DATE OF THE GROWTH FUND'S INCEPTION) TO 12/31/97 IS NOT ANNUALIZED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.


                                FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

     SHAREHOLDER FEES (fees paid directly from your investment):
              Maximum Sales Charge (Load) Imposed on Purchases
                       (as a percentage of offering price)....................0%
              Maximum Deferred Sales Charge (Load)
                       (as a percentage of original purchase price or
                       redemption proceeds, as applicable)....................0%
              Maximum Sales Charge (Load) Imposed on
                       Reinvested Dividends and Other     Distributions
                       (as a percentage of offering price)....................0%
              Redemption Fees (as a percentage of amount redeemed,
                       if applicable).........................................0%
              Exchange Fees (as a percentage of average net assets)...........0%

     ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
     ASSETS) AS OF DECEMBER 31, 2000 (expenses that are deducted from Growth Fund assets):
              Management Fee...............................................0.94%
              Distribution and/or Service (12b-1) Fees.....................0.24%
              Other Expenses...............................................1.25%
     Total Annual Fund Operating Expenses..................................2.43%
              Operating Expenses Assumed by Adviser (1)....................0.87%
     Total Annual Fund Net Operating Expenses (2)..........................1.56%

     (1) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the Fund, the Adviser agreed to reimburse the Growth Fund for certain expenses incurred by it during fiscal year 2000 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of the Growth Fund for the year 2000.

     (2)  Total expenses, net of expenses assumed by the Adviser.

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Growth Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2000.

     The following Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same, and that the Adviser continues to assume expenses incurred by the Growth Fund (including management fees, but excluding custodian expense offset fees) in excess, on a per annum basis, of 1.50% of the Growth Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR            3 YEARS          5 YEARS           10 YEARS
       $156              $484              $834             $1,818

     As noted in the table, the Growth Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Growth Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The following Financial Highlights Table is intended to help you understand the Growth Fund's financial performance for the past 3 years and the period June 9, 1997 (the date operations commenced) to December 31, 1997. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Growth Fund's financial statements, are included in the Statement of Additional Information, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXFUND.COM.

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Growth Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                                                                Period June 9, 1997
                                                                                                               (the date operations
                                                                                                                   commenced) to
                                                                                      YEAR ENDED DECEMBER 31        DECEMBER 31,
                                                                                ---------------------------------      -------
                                                                                  2000         1999         1998         1997
                                                                                -------      -------      -------      -------
Net asset value, beginning of period .......................................    $ 14.28      $ 11.13      $  9.66      $ 10.00
                                                                                -------      -------      -------      -------
Income (loss) from investment operations
         Investment (loss), net ............................................       (.02)        (.02)        (.04)        (.01)
                                                                                -------      -------      -------      -------
         Realized and unrealized gain (loss) on
              investments, net .............................................      (2.28)        3.17         1.51         (.33)
                                                                                -------      -------      -------      -------
                  Total from investment operations .........................      (2.30)        3.15         1.47         (.34)
                                                                                -------      -------      -------      -------
Net asset value, end of period .............................................    $ 11.98      $ 14.28      $ 11.13      $  9.66
                                                                                -------      -------      -------      -------

2.   TOTAL RETURN ..........................................................    (16.11)%      28.30%       15.22%       (3.40)%

3.   RATIOS AND SUPPLEMENTAL DATA
     Ratio of total expenses to average net assets (A)(B) ..................      1.56%        1.58%        1.62%        1.49%
     Ratio of investment (loss), net, to average net assets (A) ............      (.14%)       (.29%)       (.61%)       (.56%)
     Portfolio turnover rate ...............................................     83.97%       76.40%       96.72%       50.79%
     Net assets, end of year (`000s) .......................................    $28,523      $22,068      $12,372      $ 4,605
     Number of capital shares outstanding, end of year (`000s) .............      2,382        1,546        1,112          477

(A)  These ratios for the period ended December 31, 1997 have been annualized.

(B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expenses offset arrangement), net of expenses assumed by the Adviser.


                               THE HIGH YIELD FUND

                  RISK / RETURN SUMMARY: INVESTMENT OBJECTIVE,
                        STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

     The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

     The High Yield Fund intends to invest at least seventy-five percent (75%) of its total assets in fixed income securities (such as bonds, notes and debentures), and at least sixty-five percent (65%) of its total assets in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

     The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

     In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

     The High Yield Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the High Yield Fund's ethical objectives and policies. In addition, the ethical investment policy of the High Yield Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

     The principal risks of investing in the High Yield Fund are price volatility, credit risk, interest rate risk, risks associated with investments in junk bonds, risks associated with investments in zero coupon, pay-in-kind and deferred payment securities, risks associated with investments in derivative securities, risks associated with foreign security investments, risks associated with socially responsible investing, and management risk.

          >> PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

          >> CREDIT RISK refers to the possibility that the issuer of a security will be unable, or is perceived to be unable, to make interest payments and/or repay the principal on its debt.

          >> INTEREST RATE RISK refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed-income security prices fall; and if interest rates fall, fixed income security prices rise. Interest rate risk is generally greater for fixed-income securities with longer durations.

          >> The High Yield Fund's INVESTMENTS IN JUNK BONDS may subject the High Yield Fund to high credit risk and high market risk. Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, such investments may be more illiquid (i.e., harder to value and sell) than higher-rated securities. As a result, valuation of junk bonds may be more dependent upon the Adviser's judgment, and subject the High Yield Fund to higher management risk, than is generally the case with higher-rated securities.

          >> ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. In addition, the High Yield Fund's investment exposure to these securities and their risks, including credit risk and market risk, will increase during the time these securities are held in the High Yield Fund's portfolio because these securities do not pay cash interest. Further, the High Yield Fund is required to distribute income to its shareholders to maintain its qualification for pass-through treatment under the federal tax laws. Consequently, the High Yield Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest.

          >> The High Yield Fund's INVESTMENTS IN DERIVATIVE SECURITIES for the purposes of managing risk and enhancing return may subject the High Yield Fund to investment risks and transaction costs to which the High Yield Fund would not otherwise be subject absent the use of such strategies. For example, (i) such investments may not achieve the intended effects and may result in losses or missed opportunities to the High Yield Fund, (ii) such investments may not offset fully the High Yield Fund's underlying positions and could, therefore, result in losses to the High Yield Fund that would not have occurred otherwise, and (iii) certain of such investments involve costs to the High Yield Fund that could reduce the High Yield Fund's return.

          >> The High Yield Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the High Yield Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the High Yield Fund in connection with conversions between currencies.

          >> The High Yield Fund's SOCIALLY CONSCIOUS OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds. The Adviser believes, however, that there are sufficient investment opportunities among companies that meet the High Yield Fund's socially conscious objective to permit full investment in securities, if the Adviser believes it is desirable.

          >> The Adviser strives to anticipate market movements along with the risks described above and actively manages the High Yield Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the High Yield Fund's strategy effectively.

     You should understand that all investments involve risk, there can be no guarantee against loss from an investment in the High Yield Fund, and there can be no assurance that the High Yield Fund's investment objective will be attained.

     The information in the bar chart and table below provides some indication of the risks of investing in the High Yield Fund by showing changes in the High Yield Fund's performance from period to period and by showing how the High Yield Fund's average annual returns for 1 year and the period 10/8/99 (the date of the High Yield Fund's inception) to 12/31/99 (cumulative) compare with the Merrill Lynch High Yield Master II Index, a broad measure of market performance. While analyzing this information, please note that past performance is not necessarily an indication of how the High Yield Fund will perform in the future.

PERFORMANCE BAR CHART*

               -2.46%                               -0.58%
         10/8/99 to 12/31/99                         2000
            (cumulative)

RETURN COMPARISON TABLE - AS OF 12/31/00

                                  HIGH YIELD FUND*      MERRILL LYNCH HIGH YIELD
                                                             MASTER II INDEX
     1 year                            -0.58%                    -5.12%
     10/8/99 to 12/31/00               -2.47%                    -2.95%

HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 10/8/99*

                     2nd quarter 2000:             1.70%
                     4th quarter 2000:            -2.86%

     *TOTAL RETURN FOR THE PERIOD 10/8/99 (THE DATE OF THE HIGH YIELD FUND'S INCEPTION) TO 12/31/99 IS NOT ANNUALIZED. RATE OF RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE HIGH YIELD FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

                                FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Fund.

     SHAREHOLDER FEES (fees paid directly from your investment):
           Maximum Sales Charge (Load) Imposed on Purchases
                    (as a percentage of offering price)...................    0%
           Maximum Deferred Sales Charge (Load)
                    (as a percentage of original purchase price or
                    redemption proceeds, as applicable)...................  1.0%
           Maximum Sales Charge (Load) Imposed on
                    Reinvested Dividends and Other Distributions
                    (as a percentage of offering price)...................    0%
           Redemption Fees (as a percentage of amount redeemed,
                    if applicable)........................................    0%
           Exchange Fees (as a percentage of average net assets)..........    0%

     ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF
     AVERAGE NET ASSETS) AS OF DECEMBER 31, 2000 (expenses that are deducted from High Yield Fund assets):
           Management Fee................................................. 0.89%
           Distribution and/or Service (12b-1) Fees....................... 0.60%
           Other Expenses................................................. 2.88%
     Total Annual Fund Operating Expenses................................. 4.37%
           Operating Expenses Assumed by Adviser (1)...................... 3.45%
     Total Annual Fund Net Operating Expenses (2)......................... 0.92%

     (1) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the High Yield Fund, the Adviser is required to reimburse the High Yield Fund for certain expenses incurred by it during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis, 1.50% of the average daily net asset value of the High Yield Fund. With respect to fiscal year 2000, however, the Adviser agreed to reimburse the High Yield Fund for such expenses that exceeded, on a per annum basis, 0.85% of the average daily net asset value of the High Yield Fund for the year 2000. This arrangement to reimburse the Fund for such expenses that exceed, on a per annum basis, 0.85% of the average daily net asset value of the High Yield Fund may be terminated at any time at the option of the Adviser.

     (2)  Total expenses, net of expenses assumed by the Advisor.

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the High Yield Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2000.

     The following Example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the High Yield Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Fund's operating expenses remain the same, and that the Adviser continues to assume expenses incurred by the High Yield Fund (including management fees, but excluding custodial expenses offset fees) in excess, on a per annum basis, of .85% of the High Yield Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR            3 YEARS           5 YEARS          10 YEARS
       $92               $287             $499             $1,106

     Shares of the High Yield Fund that are redeemed within six (6) months of purchase are subject to a one percent (1.0%) contingent deferred sales charge which is not reflected in the above table. The expenses shown in the above table would be greater if such contingent deferred sales charges were included.

     As noted in the table above, the High Yield Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

     The following Financial Highlights Table is intended to help you understand the High Yield Fund's financial performance for the past year and the period October 8, 1999 (the date operations commenced) to December 31, 1999. Certain information reflects financial results for a single High Yield Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the High Yield Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the High Yield Fund's financial statements, are included in the Statement of Additional Information, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXFUND.COM.

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the High Yield Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                     Period
                                                                October 13, 1999
                                                                    (the date
                                                                    investment
                                                                    operations
                                                  Year Ended      commenced) to
                                                  December 31,    December 31,
                                                     2000              1999
                                                  ------------    -------------
Net asset value, beginning of period .........      $ 9.67            $10.00
                                                    ------            ------
Income (loss) from investment operations
   Investment (loss), net ....................        .878              .093
   Realized and unrealized gain (loss) on
      investments, net .......................       (.930)            (.330)
                                                    ------            ------
         Total from investment operations ....       (.052)            (.237)
                                                    ------            ------
Less distributions
   Dividends from investment income, net .....        .878              .093
                                                    ------            ------

Net asset value, end of period ...............      $ 8.74            $ 9.67
                                                    ------            ------

2.   TOTAL RETURN ............................       (.58%)           (2.46%)
                                                    ------            ------

3.   RATIOS AND SUPPLEMENTAL DATA
     Ratio of total expenses to average
       net assets (A)(B) .....................         .92%            2.01%
     Ratio of investment income, net,
       to average net assets (A) .............        9.80%            6.40%
     Portfolio turnover rate .................      119.90%            7.10%
     Net assets, end of year (`000s) .........      $10,340           $2,914
     Number of capital shares outstanding,
       end of period (`000s) .................        1,183              301

(A)  These ratios for the period ended December 31, 1999 have been annualized.

(B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expenses offset arrangement), net of expenses assumed by the Adviser.


                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                   STRATEGIES AND ADDITIONAL PRINCIPAL RISKS

INVESTMENT OBJECTIVES

BALANCED FUND

     The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

GROWTH FUND

     The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

HIGH YIELD FUND

     The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

BALANCED FUND

     The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and debentures. These percentages may vary, however, depending upon market conditions. The Balanced Fund may also invest in
(i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

GROWTH FUND

     The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, and (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     The Growth Fund intends to invest at least seventy-five percent (75%) of its total assets in equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

     The Growth Fund may also invest in equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

     In addition, the Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return.

HIGH YIELD FUND

     The High Yield Fund intends to invest at least seventy-five percent (75%) of its total assets in fixed income securities (such as bonds, notes and debentures), and at least sixty-five percent (65%) of its total assets in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down. The High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

                                      * * *

PRINCIPAL INVESTMENT STRATEGIES
APPLICABLE TO ALL FUNDS

     In addition, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Balanced, Growth and High Yield Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

     None of the Funds will invest in obligations issued or guaranteed by the U.
S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially conscious objectives and policies.

     In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

ADDITIONAL PRINCIPAL RISKS

BORROWING FOR LEVERAGE (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     From time to time, the Growth and High Yield Funds may borrow up to twenty percent (20%) of the value of their total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth and High Yield Funds may pledge up to twenty percent (20%) of the value of their total assets to secure such borrowings. Such borrowings may subject the Growth and High Yield Funds to greater risks and costs than mutual funds that do not borrow. For example, the Growth or High Yield Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act, which require the value of a fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth and/or High Yield Fund borrows is an expense of such Fund, the Growth and High Yield Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the NAV per share of the Growth and High Yield Fund may fluctuate more than the NAV per share of mutual funds that do not borrow.

CONVERTIBLE SECURITIES (APPLICABLE TO ALL FUNDS)

     A convertible security can be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). The price of a convertible security is influenced, in part, by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE AND OTHER DEBT SECURITIES (APPLICABLE TO ALL FUNDS)

     The Balanced and Growth Funds may invest in investment grade corporate and other debt obligations of domestic and foreign issuers; the High Yield Fund may invest in all corporate and other debt obligations of domestic and foreign issuers. Such securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

     Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds), or by another nationally recognized statistical rating organization or, in unrated securities which are, in the opinion of the Adviser, of equivalent quality. Debt rated BB, B, CCC, CC, C and D by S&P's, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Within this category, BB/Ba indicates the lowest degree of speculation and D/C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P's is the lowest rated debt that is not in default as to principal or interest and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P's is in payment default. Moody's does not have a D rating. These ratings, however, represent the rating agencies' opinions regarding credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     Corporate and other debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). In addition, lower rated or unrated (i.e., high-yield or high risk) securities (commonly referred to as "junk bonds") are more likely to react to developments affecting credit and market risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the High Yield Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high-yield securities.

     Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Under circumstances where a Fund owns the majority of an issue, market and credit risks may be greater.

     You should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

FOREIGN SECURITIES (APPLICABLE TO ALL FUNDS)

     While the Funds intend to invest primarily in domestic securities, the Balanced and Growth Funds may invest up to twenty-five percent (25%) of their respective net assets, and the High Yield Fund may invest up to forty percent (40%) of its net assets, in foreign corporate, as well as government, securities, provided the proceeds of such government securities are earmarked for a specific purpose that complies with the investment objectives and policies of such Fund. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government

Entities") of foreign countries denominated in the currencies of such countries or in United States dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country). Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the Asian Development Bank, the European Investment Bank and the World Bank (International Bank for Reconstruction and Development).

     Each of the Funds believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

     You should be aware that foreign securities involve certain risks, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by domestic companies or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

     Additional costs could be incurred in connection with any international investment activities engaged in by the Funds. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties may also be involved.

     If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although the Funds may receive income in such currencies, the Funds will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into United States dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency.

PORTFOLIO TURNOVER (APPLICABLE TO ALL FUNDS)

     While as a matter of policy, each of the Funds will try to limit the turnover of its portfolio, it is possible that, as a result of their investment policies and social criteria, (i) the portfolio turnover rate of the Balanced Fund may exceed thirty-five percent (35%), although the rate is not expected to exceed sixty percent (60%), (ii) the portfolio turnover rate of the Growth Fund may exceed seventy-five percent (75%), although the rate is not expected to exceed one hundred percent (100%), and (iii) the portfolio turnover rate of the High Yield Fund may exceed seventy-five percent (75%), although the High Yield Fund's portfolio turnover rate is not expected to exceed one hundred twenty percent (120%).

     High portfolio turnover of over sixty percent (60%) with respect to the Balanced Fund, one hundred percent (100%) with respect to the Growth Fund and one hundred twenty percent (120%) with respect to the High Yield Fund may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each of such Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

REPURCHASE AGREEMENTS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     The Growth and High Yield Funds may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Each of the Growth and High Yield Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by United States Government agencies and instrumentalities (other than the United States Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS (APPLICABLE TO THE HIGH YIELD FUND)

     The High Yield Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Adviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers). Although the High Yield Fund will invest in select companies that, in the view of the Adviser, have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies.

     It is anticipated that many of such portfolio investments may not be widely traded and that the High Yield Fund's position in such securities may be substantial relative to the market for such securities. As a result, the High Yield Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities. In addition, securities of financially troubled issuers are more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Securities of financially troubled issuers are also more likely to go into default than securities of other issuers during an economic downturn or recession. In addition, the securities of financially and operationally troubled issuers may require the Adviser to participate in bankruptcy proceedings, reorganizations or financial restructurings on behalf of the High Yield Fund. To the extent the High Yield Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the High Yield Fund to litigation risks or prevent the High Yield Fund from disposing of securities. In a bankruptcy or other proceedings, the High Yield Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES (APPLICABLE TO ALL FUNDS)

     Not all United States Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (APPLICABLE TO ALL FUNDS)

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian (the "Custodian"), will maintain, in a segregated account for each of the Funds, cash or other liquid high-grade debt obligations having a value equal to or greater than such Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES (APPLICABLE TO THE HIGH YIELD FUND)

     The High Yield Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income". The High Yield Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the High Yield Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the High Yield Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the High Yield Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the High Yield Fund's exposure to such securities.

                          MANAGEMENT, ORGANIZATION AND
                         CAPITAL STRUCTURE OF THE FUNDS

INCORPORATION

     The Balanced, Growth and High Yield Funds were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively. All of the Funds are registered under the Investment Company Act, as open-end management investment companies commonly known as mutual funds.

DESCRIPTION OF COMMON STOCK

     The Balanced, Growth and High Yield Funds are currently authorized to issue 75,000,000, 25,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively. Each share of Common Stock of each Fund is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors.

OFFICERS AND DIRECTORS

     The Funds' officers conduct and supervise the daily business operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy.

     The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Balanced Fund pays $1,000 to each of its members of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.

     The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Growth and High Yield Funds pay $500 to each of their members of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.

ADVISER

PAX WORLD MANAGEMENT CORP.

     Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser"), is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (the "Advisory Agreement"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Balanced, Growth and High Yield Funds in accordance with such Funds' respective investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Balanced, Growth and High Yield Funds. As of December 31, 2000, the Adviser had over $1.329 billion in assets under management by virtue of serving as the adviser to the Funds. The Adviser has one client other than the Funds, although the Adviser may undertake to advise other clients in the future.

     Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees paid by the Balanced Fund to the Adviser for the most recent fiscal year was $5,875,614; and the aggregate fees incurred by the Growth and High Yield Funds and payable to the Adviser for the most recent fiscal year were $270,381 and $69,063, respectively. Prospective investors should note, however, that the Adviser agreed (i) to reimburse the Growth Fund for certain expenses incurred by it during fiscal year 2000 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of the Growth Fund for the year 2000, and (ii) to reimburse the High Yield Fund for certain expenses incurred by it during fiscal year 2000 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 0.85% of the average daily net asset value of the High Yield Fund for the year 2000.

     The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) (eighty-five one hundredths percent (.85%) with respect to the High Yield Fund for calendar year 2000) of the average daily net assets of such Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund. The Adviser was required to supply and assume a total of $247,180 and $268,921 of such services for the Growth and High Yield Funds, respectively, for the most recent fiscal year.

     MR. THOMAS W. GRANT, the President of the Adviser, is also the President of
H. G. Wellington & Co., Inc., the Balanced, Growth and High Yield Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H. G. Wellington"), and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of the each of the Funds.

     MR. LAURENCE A. SHADEK, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of H. G. Wellington and, together with members of his family, owns a twenty-six and sixty-seven one hundredths percent (26.67%) interest in the Distributor. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as a member of the Board of Directors of each of the Funds.

PORTFOLIO MANAGERS

     MESSRS. CHRISTOPHER H. BROWN and ROBERT P. COLIN are the Portfolio Co-Managers of the Balanced Fund; MR. PAUL I. GULDEN, JR. is the Portfolio Managers of the Growth Fund; and MS. DIANE M. KEEFE is the Portfolio Manager of the High Yield Fund. They are the persons responsible for the day-to-day management of the Funds' portfolios.

     MR. BROWN is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown joined the Adviser in 1998 and joined H.
G. Wellington in 1998 as a Senior Vice President. Prior to that, Mr. Brown was an Investment Consultant at Fahnestock and Co., Inc., a New York Stock Exchange brokerage firm, from 1987 to 1998, where he also served as a Vice President from 1992 to 1994 and a First Vice President from 1994 to 1998.

     MR. COLIN received his Bachelor of Arts degree from Rutgers University and his Masters in Business Administration in Finance from New York University. Mr. Colin joined H. G. Wellington in 1991 as a Senior Vice President and Senior Portfolio Manager. Mr. Colin was one of the original founders of Faulkner, Dawkins & Sullivan in 1959, serving as Director of Research and Investment Strategy. After Faulkner, Dawkins & Sullivan merged with Shearson Lehman, and later, American Express, Mr. Colin worked briefly for Merrill Lynch Asset Management before joining Bessemer Trust Company in 1978 as a Senior Portfolio Manager and Director of Research. In 1983, Mr. Colin joined General Electric Investment Corporation as a Senior Vice President of Equity Portfolios with responsibilities for various funds under General Electric's control, including its own pension fund. Mr. Colin, who is a Chartered Financial Analyst, has contributed numerous articles on investment research to professional journals and has served as a consultant to a number of publicly-owned corporations.

     MR. GULDEN is the division head and chief investment officer of H. G. Wellington. Before joining H. G. Wellington in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

     MS. KEEFE received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business.

From 1984 to 1985, Ms. Keefe was an Associate in the Municipal Investment Banking Division of PaineWebber, Inc. In 1986, Ms. Keefe became a Vice President of Oppenheimer Government Securities, Inc. and in 1987 became a Vice President of Dillon, Read & Co. where she was engaged in the institutional sales of mortgage backed securities until 1988 and specialized in the institutional sales of preferred stock and provided advice with respect to bond and preferred stock repurchase programs until 1989. Prior to joining the Adviser in 1999, Ms. Keefe was a Senior Vice President in the Taxable Fixed Income Department of Dillon, Read & Co., Inc. from 1989 until its merger with Swiss Bank Corp. in September 1998 at which time Ms. Keefe was appointed as a Director in the Rates Division of Swiss Bank Corp. where she continued her specialization in the global high-yield securities market. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research. In addition, Ms. Keefe has served on the Co-op America Board of Directors for over 10 years and has served as its Chairperson for the last 3 years. Ms. Keefe is also a Co-Chairperson of the Peace and Service Committee and a member of the Finance Committee of the Wilton, Connecticut Monthly Meeting, Religious Society of Friends (Quakers) and a member of the Board of Directors of the Norwalk, Connecticut Land Trust.

                                      * * *

     The Adviser is responsible for decisions to buy and sell securities for the Funds and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Funds, the Funds are required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Funds will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Funds. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington and its affiliates.

DISTRIBUTION

     Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows such Fund to pay distribution and other fees for the sale and distribution of such Fund's shares and for services provided to such Fund's shareholders. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Each Plan provides that its Fund may incur distribution expenses of up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets to finance activity that is primarily intended to result in the sale of such Fund's shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, compensation to be paid to and expenses to be incurred by officers, directors and/or employees of such Fund, or other third parties for their distributional service if sales of Fund shares are made by such third parties during a fiscal year. So long as such Fund is operating within such limitation, however, it may pay to one or more of its 12b-1 distributors (i) up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct (the "Shareholder Servicing Fee"), and (ii) total distribution fees (including the service fee of .25 of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Amounts paid by the Balanced and Growth Funds under their Plans for advertising, printing, postage and sales expenses (travel, telephone, and sales literature) for the most recent fiscal year totaled approximately $2,712,662 and $69,896, respectively; and amounts incurred by the High Yield Fund under its Plan for such expenses for the most recent fiscal year totaled approximately $46,907, of which approximately $27,299 was assumed by the Adviser leaving a net of approximately $19,608 which was paid by the High Yield Fund.

     Each Plan may be terminated at any time, without penalty, by (i) the vote of a majority of the members of the Board of Directors of its Fund who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of that Plan or in any agreement related to that Plan or (ii) the vote of the holders of a majority of the outstanding shares of such Fund. If a Plan is terminated, the payment of fees to third parties under that Plan would be discontinued.

     Pursuant to each of the Plans, the Balanced, Growth and High Yield Funds have entered into a distribution agreement with H. G. Wellington (the "Distribution Agreements"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as the custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds.

     PFPC, INC., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World Funds, P.O. Box 8930, Wilmington, DE 19899-8930 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

SHAREHOLDER MEETINGS

     Each of the Funds intends to hold annual meetings of shareholders for the election of directors, ratification of the selection by the Board of Directors of the independent public accountants for such Fund, and such other matters as may properly come before such meetings. Shareholders will be notified by mail of the date, time and place of each annual meeting.


                    HOW YOUR SHARE PRICE (NAV) IS DETERMINED

     The net asset value per share or "NAV" for each Fund is determined by subtracting such Fund's liabilities from the value of its assets and dividing the remainder by the number of its outstanding shares. The Funds' portfolio securities are valued on the basis of market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors of each Fund. For valuation purposes, quotations of foreign securities in a foreign currency are converted to United States dollar equivalents.

     The Boards of Directors of the Funds have fixed the specific time of day for the computation of such Fund's NAV to be as of 4:00 P.M., Eastern Time. Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


                                SHAREHOLDER GUIDE

HOW TO PURCHASE SHARES

IN GENERAL

     Shares of each Fund are offered for sale on a continuous basis at the NAV.

          The MINIMUM INITIAL INVESTMENT is $250.00;

          The MINIMUM SUBSEQUENT INVESTMENT is $50.00;

          There is no minimum investment, however, for SIMPLE and SEP IRAs and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code.

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day (except where shares are purchased through certain financial institutions that have entered into agreements with a Fund as provided below).

     Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with a Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of that Fund by 8:00 P.M., Eastern time (or, due to unforeseen circumstances, by 9:30 A.M., Eastern time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.

     Each of the Funds reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares.

     Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, and may be charged transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with that Fund.

INITIAL PURCHASES OF SHARES

     INVESTING BY MAIL [GRAPHIC OMITTED]

     To purchase shares of the Funds,

          >> complete and sign the "New Account Application" enclosed with this Prospectus, and

          >> send the application, together with a check made payable to "Pax World Funds":

                    by regular mail to:

                         Pax World Funds
                         P.O. Box 8930
                         Wilmington, DE 19899-8930

                    or, by overnight delivery, to:

                         Pax World Funds
                         c/o PFPC, Inc.
                         400 Bellevue Parkway
                         Wilmington, DE 19809
                         Telephone No.:  800-372-7827.

          PLEASE NOTE THAT PAX WORLD CANNOT ACCEPT THIRD-PARTY CHECKS.

     Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued to you showing the account number and number of shares owned by you and your ownership of shares shall be recorded on the books of the Transfer Agent in an account under your name. Shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. To request a Transfer on Death Form, please call Pax World at 800-372-7827 or 800-767-1729, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

SUBSEQUENT PURCHASES OF SHARES

     INVESTING BY MAIL [GRAPHIC OMITTED]

     You may add to your investment in the Funds by following the instructions for investing by mail, above.

     INVESTING BY TELEPHONE [GRAPHIC OMITTED]

     In order to purchase additional shares of the Funds by telephone, you must:

          >> authorize telephone purchases on your initial application form or by written notice to Pax World at one of the addresses noted above; and then

          >> telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

     For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAVs of the Funds next determined after the funds are received.

     In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at the address noted above.

     Each of the Funds may accept telephone orders from broker-dealers that have been previously approved by the Funds by telephoning (toll-free) 800-635-1404. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Funds. Each Fund reserves the right to cancel any purchase order for which payment has not been received by the third (3rd) business day following the investment.

     INVESTING BY WIRE TRANSFER [GRAPHIC OMITTED]

     In order to purchase additional shares of the Funds by wire transfer, you must:

          >> telephone Pax World (toll-free) at 800-372-7827 (individual shareholders) or 800-635-1404 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer; and then

          >> instruct your bank to transfer funds by wire to the following account:

               Bank Name:          PNC Bank, Philadelphia, PA
               ABA Number:         031-0000-53
               Account Name:       Pax World Funds
               Account No.:        85-5100-7715
               Further Credit:     Fund Name (i.e., Pax World Balanced Fund; Pax
                                   World Growth Fund; or Pax World High Yield
                                   Fund, as the case may be), Name of
                                   Shareholder and Account Number

     If you arrange for receipt by Pax World of federal funds prior to 4:00 P.M., Eastern Time, on a business day, you may purchase Fund shares as of that day.

HOW TO SELL YOUR SHARES

IN GENERAL

     You can redeem (sell) shares of the Funds at any time for cash at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Certain sales of High Yield Fund shares are subject to a contingent deferred sales charge of one percent (1.0%) for High Yield Fund shares redeemed (sold) within six (6) months of purchase as described below. In some cases, however, High Yield Fund sales are not subject to a contingent deferred sales charge (see page 34).

     Your redemption request must be in writing and the signature(s) on your redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution" (see below) if the proceeds of your redemption

          o exceed $10,000.00 (unless the record owner(s) has provided to the Transfer Agent a Shareholder Redemption Option form authorizing the Transfer Agent to redeem shares of the Fund upon written instructions without a signature guarantee); or

          o    are to be paid to a person other than the record owner; or

          o are to be sent to an address other than the address on the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change; or

          o are being sent by wire or ACH to a bank account other than the one that is pre-authorized on the Transfer Agent's records; or

          o    are to be paid to a corporation, partnership, trust or fiduciary.

     An "ELIGIBLE GUARANTOR INSTITUTION" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three RECOGNIZED MEDALLION PROGRAMS are:

          o    Securities Transfer Agents Medallion Program (STAMP);

          o    Stock Exchanges Medallion Program (SEMP); and

          o    New York Stock Exchange, Inc. Medallion Signature Program (MSP).

     Signature guarantees that are not a part of these programs will not be accepted. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     Payment for shares presented for redemption will be made by check within seven (7) days after receipt by the Transfer Agent of the certificate and/or redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iv) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.

     Payment for redemption of recently purchased shares will be delayed until the relevant Fund or the Transfer Agent has been advised that the purchase check has been honored, which may take up to fifteen (15) days from the time the Transfer Agent receives your purchase check. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

REDEMPTIONS BY WRITTEN REQUEST [GRAPHIC OMITTED]

     If you hold shares in non-certificate form, you may request a redemption of up to $10,000 of your shares by a written request for redemption signed by all of the account owners exactly as their names appear on the account. If you hold certificates, the certificates, signed in the names(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the Transfer Agent:

     by regular mail to:

          Pax World Funds
          P.O. Box 8930
          Wilmington, DE 19899-8930

     or, by overnight delivery, to:

          Pax World Funds
          c/o PFPC, Inc.
          400 Bellevue Parkway
          Wilmington, DE 19809.

REDEMPTIONS BY TELEPHONE [GRAPHIC OMITTED]

     Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $10,000.00 in the aggregate in any thirty (30) day period. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

     In order to redeem shares by telephone, you must:

          >> authorize telephone redemptions on your initial application form or by written notice given to the Transfer Agent at one of the addresses noted above, and hold shares in non-certificate form; and then

          >> telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request a telephone redemption of shares.

     For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

INVOLUNTARY REDEMPTIONS

     In order to reduce Fund expenses, the Board of Directors of each Fund may redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan shareholder, whose account has a balance of less than $250.00 due to a redemption. Such Fund will give any such shareholder sixty
(60) days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

WAIVER OF HIGH YIELD FUND SALES CHARGES

     No contingent deferred sales charges are imposed on shares of the High Yield Fund sold in exchange of shares of the Balanced or Growth Funds (but not the Money Market Fund). It is also contemplated that no contingent deferred sales charges will be imposed on shares of the High Yield Fund sold in exchange of shares of each new Pax World mutual fund. In addition, shares of the High Yield Fund may be sold at NAV, without payment of a contingent deferred sales charge, by (i) any investor provided that the amount invested by such investor in the High Yield Fund or other Pax World mutual funds totals, immediately after such sale, at least $1,000,000; (ii) any pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension /
IRA plans and retirement and deferred compensation and annuity plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts";
(iii) trustees, officers, directors, employees (including retirees) and sales representatives of the High Yield Fund, the Adviser or certain affiliated companies, for themselves, their spouses and their dependent children; (iv) registered representatives and employees of broker-dealers having selling group agreements with the High Yield Fund, for themselves, their spouses and their dependent children; (v) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent, or
(vi) at the discretion of the Board of Directors of the High Yield Fund.

     You must notify the Transfer Agent that you are entitled to the reduction or waiver of the sales charge at the time you request your redemption. The reduction or waiver will be granted subject to confirmation of your entitlement.

HOW TO EXCHANGE YOUR SHARES

IN GENERAL

     As a Pax World shareholder, you may exchange your shares of any Fund for shares of any other Fund, subject to the minimum investment requirement of such Fund. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two Funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made and only between accounts that are registered in the same name(s). Pax World expects that this exchange privilege will be applicable to each new Pax World mutual fund.

EXCHANGES BY WRITTEN REQUEST [GRAPHIC OMITTED]

     You may exchange your shares of any Fund, by regular mail, by writing to:

          Pax World Funds
          P.O. Box 8930
          Wilmington, DE 19899-8930

     or, by overnight delivery, by writing to:

          Pax World Funds
          c/o PFPC, Inc.
          400 Bellevue Parkway
          Wilmington, DE 19809
          Telephone No.:  800-372-7827.

     To exchange shares for which you hold certificates, you must sign your certificates in the name(s) shown on the face of the certificates and return them to Pax World at the address noted above.

EXCHANGES BY TELEPHONE [GRAPHIC OMITTED]

     To exchange shares between accounts by telephone, you must:

          >> authorize telephone exchanges on your initial application form or by written notice given to Pax World at one of the addresses noted above and hold shares in non-certificate form; and then

          >> telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request an exchange of shares between accounts that are registered in the same names.

            PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE FOR
                  SHARES THAT ARE REPRESENTED BY CERTIFICATES.

     For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Pax World at one of the addresses noted above.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

     Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Funds will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income.

TAXATION OF SHAREHOLDERS

     The purchase of shares in the Fund will be the purchase of an asset and your basis for those shares will be the cost of such shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of one Fund for shares of another Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

     All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to you whether or not reinvested. Any net long-term capital gains distributed to you will be taxable as such to you, whether or not reinvested and regardless of the length of time you owned your shares. The maximum federal long-term capital gains rate for individual shareholders is currently twenty percent (20%), and the maximum federal tax rate for ordinary income is currently thirty-nine and six-tenths percent (39.6%). Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if he or she had received and reinvested the cash dividend.

     Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities) will be treated as long-term capital gain or loss if the shares have been held more than twelve

(12) months - otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by you.

WITHHOLDING TAXES

     Under United States Treasury Regulations, each Fund is required by federal law to withhold and remit to the United States Treasury thirty-one percent (31%) of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Funds' application that the Social Security or tax identification number provided is correct and that you are not subject to thirty-one percent (31%) back-up withholding for previously underreporting to the Internal Revenue Service.

     Foreign shareholders may be subject to special withholding requirements and should consult their tax advisers about the federal, state and local tax consequences in their particular circumstances.

     You are urged to consult your own tax advisers regarding specific questions as to federal, state or local taxes.

DIVIDENDS AND DISTRIBUTIONS

     While it is the intention of the Funds to distribute to their shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Funds of income and capital gains from investments. In this regard, you should note that there is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains.

     The Balanced and Growth Funds expect to pay dividends on net investment income, if any, semi-annually and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions will be paid in additional Balanced and/or Growth Fund shares, as the case may be, based on the NAV at the close of business on the ex-dividend date or such other date as the Board of Directors of the Balanced and Growth Funds may determine. The High Yield Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions will be paid in additional High Yield Fund shares based on the NAV at the close of business on the payment date.

     All dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the Funds at the NAV prevailing at the close of business on the ex-dividend date (with respect to the Balanced and Growth Funds) and payment date (with respect to the High Yield Fund). If you do not want to receive your dividends and distributions in additional shares, please advise the Transfer Agent at least five (5) days prior to the ex-dividend date (with respect to the Balanced and Growth Funds) and record date (with respect to the High Yield Fund) that you would like to either receive (i) your dividends in cash and distributions in additional shares, or (ii) such dividends and distributions in cash. Send your written request to the Transfer

Agent by regular mail to Pax World, P.O. Box 8930, Wilmington, DE 19899-8930 or, by overnight delivery, to Pax World, c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     Stock certificates will not be physically issued on reinvestment of such dividends and distributions, but a record of the shares purchased will be added to your account and a confirmation of such reinvestment will be sent to you by the Transfer Agent. In addition, each of the Funds will notify its shareholders after the close of its taxable years of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

     When a Fund goes "ex-dividend", its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to an ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends when making your purchases.

IMPORTANT NOTE REGARDING "LOST SHAREHOLDERS"

     Each of the Funds reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, such Fund would then purchase additional Fund shares with any dividend or distribution checks that are returned as "undeliverable". In order to change the option back to "cash", you would need to send the Transfer Agent written instructions as described above.


                              SHAREHOLDER SERVICES

     Pax World offers the following special programs:

          ONLINE ACCOUNT ACCESS. For your convenience, Pax World offers Online Account Access. Using a unique ID number and PIN (personal identification number), you can access your Pax World account online, 24 hours a day / 7 days a week, to review your account balances or histories; purchase or redeem Fund shares (transactions online not yet available for IRA accounts); or make exchanges between different Pax World Funds. To register for an ID number and PIN, either download the Online Account Access Form from the Pax World website at WWW.PAXFUND.COM or call Pax World (toll-free) 800-767-1729 to request a copy. Complete the form and send it to the Pax World Funds at P.O. Box 8930, Wilmington, DE 19899-8930. Pax World will send you a Welcome Letter, including your ID number, shortly after we receive your Online Account Access Form in good order. We will then send you a PIN mailer, including your secret PIN, approximately five (5) days after sending you the Welcome Letter. You will need both your ID number and PIN before you can begin using the Pax World Online Account Access.

          AUTOMATIC INVESTMENT PLAN. Under the Pax World Automatic Investment Plan, you may make regular monthly or quarterly purchases of Fund shares via an automatic debit to a bank account. For additional information about this service, you may contact Pax World (toll-free) at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

          TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans and accounts, including IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under
     Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

          VOLUNTARY WITHDRAWAL PLAN. A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.

          REPORTS TO SHAREHOLDERS. Pax World will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, Pax World will provide one annual and semi-annual shareholder report and one annual prospectus per household. You may request additional copies of such reports by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World's web site at WWW.PAXFUND.COM or visiting the SEC's web site at WWW.SEC.GOV. You may also elect to have your reports delivered to you via e-mail by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at WWW.PAXFUND.COM.

          SHAREHOLDER INQUIRIES. Inquiries should be directed in writing to Pax World Funds, P.O. Box 8930, Wilmington, DE 19899-8930, or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 302-791-2844).


                          VOLUNTARY INCOME CONTRIBUTION
                              TO PAX WORLD SERVICE

     To complement the Balanced Fund's objectives of investing in securities of companies whose businesses are essentially of a non-military nature, the Balanced Fund's founders organized the Pax World Foundation in 1970. In 1992, the Pax World Foundation changed its name to Pax World Service.

     In January 1998, Pax World Service became formally affiliated with Mercy Corps International, based in Portland, Oregon. The resulting agency represents 43 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. Mercy Corps International / Pax World Service conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a microenterprise program, seeks to bolster the development of civil society, and provides opportunities for shareholders and other interested parties to gain first-hand experience and exposure to areas of need and/or conflict. The officers of Mercy Corps International / Pax World Service are: Dr. J. Elliott Corbett, Honorary Chair (Founder); Mr. Neal Keny-Guyer, Chief Executive Officer, Mercy Corps International; and Mr. Malcolm Butler, President.

     Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment in the Balanced Fund by initiating and supporting projects that encourage international understanding, reconciliation, and sustainable economic development on behalf of world peace and the world's poor.

     As an investor in the Balanced Fund, you may, at your election, designate a VOLUNTARY contribution to the Pax World Service of a percentage of your Balanced Fund income, including capital gains by indicating on the enclosed Application the percentage of income and/or capital gains you desire to be deducted from your account for payment as a contribution to the Pax World Service. The Balanced Fund will then automatically calculate the dollar amount this percentage represents and forward it to the Pax World Service on your behalf. Contributions to the Pax World Service are charitable contributions and as such are tax deductible on your tax return. You will receive an annual confirmation for income tax purposes indicating contributions made.

     No compensation will be paid by Pax World Service directly or indirectly to the officers and directors of any Fund. In addition, no compensation will be paid by Pax World Service directly or indirectly to the directors of Mercy Corps International or Pax World Service, except for travel and other reasonable fees for services rendered on behalf of projects undertaken by Pax World Service.

     Balanced Fund shareholders who contribute to Pax World Service will receive an annual report of its activities, which includes PAX FACTS, the Pax World Service newsletter, and a financial statement.

     To register as a Pax World Service designator, please check off the appropriate box on your account application and we will send you the registration form. Additional information may be obtained by writing to Pax World Service at P.O. Box 33078, Washington, D.C. 20033-3078, by telephoning Pax World Service at 202-293-7290 or Pax World Funds (toll-free) at 800-767-1729, or by visiting the Pax World Service website at WWW.PAXWORLD.ORG.


                             ADDITIONAL INFORMATION

     FOR TEXAS RESIDENTS ONLY: Investment objectives are hereby clarified and intended to be consistent with Texas securities regulations. The Balanced Fund does not intend to make and has not made investments in oil, gas and other mineral leases or arbitrage transactions. The By-Laws of the Balanced Fund contain an investment restriction which does not allow it to purchase or sell real property but permits the Balanced Fund to make an investment in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate.

                                                         PAX WORLD BALANCED FUND
                                                           PAX WORLD GROWTH FUND
                                                       PAX WORLD HIGH YIELD FUND
                                                        PROSPECTUS & APPLICATION



                          [PAX WORLD FUND FAMILY LOGO]


                            PROSPECTUS & APPLICATION
                                 _________, 2001


   Pax World Balanced Fund (PAXWX)
    Pax World Growth Fund (PWXGX)
  Pax World High Yield Fund (PAXHX)


Investment Adviser-
Pax World Management Corp.
222 State Street
Portsmouth, NH  03801-3853

Transfer and Dividend Disbursing Agent-
PFPC, Inc.
P.O. Box 8950
Wilmington, DE  19899-8950

General Counsel-
Kurzman Karelsen & Frank, LLP
230 Park Avenue
New York, NY  10169

Independent Auditors-
Pannell Kerr Forster PC
75 Federal Street
Boston, MA  02110

                                               [PAX WORLD FUND LOGO]
                                                 222 State Street
                                             Portsmouth, NH 03801-3853
                                                  www.paxfund.com


                                    For General Fund Information, please call:
                                                  1-800-767-1729

                                     For Shareholder Information, please call:
                                                  1-800-372-7827

                                         For Broker Services, please call:
                                                  1-800-635-1404

                                   All Account Inquiries should be addressed to:
                                                  Pax World Funds
                                                   P.O. Box 8930
                                             Wilmington, DE 19899-8930


     Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the date hereof, and in the Funds' annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Pax World at the address or telephone number noted above, or by visiting Pax World's web site at www.paxfund.com. In addition, you will find in the Funds' annual reports a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The SEC maintains a web site (WWW.SEC.GOV) that contains the Statement of Additional Information, the Funds' annual and semi-annual reports to shareholders, and other reports and information regarding the Funds that have been filed electronically with the SEC. In addition, information about the Funds may be obtained at a reasonable charge from the Public Reference Section of the SEC or may be examined, without charge, at the Public Reference Room at the office of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC (toll-free) at 800-SEC-0330.

Investment Company Act file no.: 811-02064, 811-08097 and 811-09419.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION



                                           PAX WORLD BALANCED FUND, INC. (PAXWX)
                                             PAX WORLD GROWTH FUND, INC. (PXWGX)
                                         PAX WORLD HIGH YIELD FUND, INC. (PAXHX)
                                             Statement of Additional Information


                          PAX WORLD BALANCED FUND, INC.

                           PAX WORLD GROWTH FUND, INC.

                         PAX WORLD HIGH YIELD FUND, INC.


                   222 STATE STREET, PORTSMOUTH, NH 03801-3853
                FOR SHAREHOLDER ACCOUNT INFORMATION: 800-372-7827
               PORTSMOUTH, NH OFFICE: 800-767-1729 / 603-431-8022
                            WEBSITE: www.paxfund.com



                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED __________, 2001


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated the date hereof to which it relates.

The Financial Statements of the Funds have been incorporated by reference into this Statement of Additional Information from the Funds' Annual Reports.

A copy of the Funds' Prospectus and Financial Statements may be obtained, without charge, by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxfund.com or visiting the Securities and Exchange Commission's website at www.sec.gov.

                               TABLE OF CONTENTS

                                                                           Page

FUND HISTORIES...............................................................  1
INVESTMENT OBJECTIVES, STRATEGIES AND PHILOSOPHIES...........................  1
         Investment Objectives...............................................  1
         Investment Strategies...............................................  1
         Investment Philosophy...............................................  3
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS.........................  4
         Asset Backed Securities.............................................  4
         Bank Debt...........................................................  4
         Borrowing Money.....................................................  5
         Forward Foreign Currency Exchange Contracts.........................  5
         Illiquid, Restricted and Privately Placed Securities................  6
         Lending of Securities...............................................  7
         Options on Foreign Currencies.......................................  7
         Options on Futures Contracts........................................  8
         Options on Securities...............................................  8
         Options on Securities Indices.......................................  9
         Position Limits..................................................... 11
         Real Estate Investment Trusts....................................... 11
         Repurchase Agreements............................................... 11
         Short-term Investments.............................................. 12
         United States Government Agency and/or Instrumentality Securities... 12
         United States Government Securities................................. 13
         When-Issued and Delayed Delivery Securities......................... 13
INVESTMENT  RESTRICTIONS..................................................... 13
MANAGEMENT OF THE FUNDS...................................................... 19
         Officers / Directors................................................ 19
         Management Information.............................................. 20
         Control Persons and Principal Holders of Securities................. 24
INVESTMENT ADVISORY AND OTHER SERVICES....................................... 24
         Adviser............................................................. 24
                  General.................................................... 24
                  Advisory Agreement......................................... 24
         Custodian........................................................... 26
         Transfer and Dividend Disbursing Agent.............................. 26
         Independent Accountants............................................. 26
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................... 26
         Brokerage Transactions.............................................. 26
         Brokerage Selection................................................. 27
         Brokerage Commissions............................................... 27
CAPITAL STOCK AND OTHER SECURITIES........................................... 28
PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES.................... 28
TAXATION OF THE FUNDS........................................................ 29
DISTRIBUTION................................................................. 30
CALCULATION OF PERFORMANCE DATA.............................................. 32
         Average Annual Total Return......................................... 32
FINANCIAL STATEMENTS......................................................... 32

                                 FUND HISTORIES

     Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (individually, a "Fund"; collectively, the "Funds") are socially-responsible, open-end, diversified management investment companies that were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively.


                      INVESTMENT OBJECTIVES, STRATEGIES AND
                                  PHILOSOPHIES

INVESTMENT OBJECTIVES

THE BALANCED FUND

         The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

THE GROWTH FUND

     The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

THE HIGH YIELD FUND

     The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

INVESTMENT STRATEGIES

THE BALANCED FUND

     The Balanced Fund intends to invest about sixty percent (60%) of its total assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) of its total assets in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

     The Balanced Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity and debt securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

THE GROWTH FUND

     The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Under normal market conditions, the Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

     The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers,
(iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     The Growth Fund's portfolio will be selected on a company-by-company basis primarily through the use of fundamental analysis. In this regard, Pax World Management Corp., the adviser to the Funds (the "Adviser"), looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The Growth Fund may also invest in equity securities of companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

     The Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return. In addition, the Growth Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes.

THE HIGH YIELD FUND

     The High Yield Fund intends to invest at least seventy-five percent (75%) of its total assets in fixed income securities (such as bonds, notes and debentures), and at least sixty-five percent (65%) of its total assets in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

     The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high yield fixed income securities at the time of purchase, convertible securities and preferred stock,
(ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

                                      * * *

     In addition, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. Each Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

     None of the Funds will invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially conscious objectives and policies.

     In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

INVESTMENT PHILOSOPHY

     Consistent with their ethical investment criteria, the Funds seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. By way of illustration, each Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. In addition, each Fund's portfolio will consist primarily of companies located in the United States.

     The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

     In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

     If it is determined after the initial purchase by a Fund that a company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund's portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.

     There can be no assurance that the Funds' investment objectives will be achieved.

                     INVESTMENTS AND SPECIAL CONSIDERATIONS;
                                  RISK FACTORS

     The following discussion expands upon the description of the Funds' primary investments and also outlines other types of securities and transactions in which, although not primary investments, the Funds are permitted to invest.

ASSET-BACKED SECURITIES (APPLICABLE TO ALL FUNDS)

     The Funds may invest in asset-backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Balanced, Growth and High Yield Funds will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

BANK DEBT (APPLICABLE TO THE HIGH YIELD FUND)

     The High Yield Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, are generally arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The High Yield Fund's investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

     Participations differ both from the public and private debt securities typically held by the High Yield Fund and from Assignments. In Participations, the High Yield Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the High Yield Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the High Yield Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. Thus, the High Yield Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the High Yield Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the High Yield Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the High Yield Fund may obtain less than the full value for loan interests sold because they are illiquid. The High Yield Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the High Yield Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the High Yield Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

BORROWING MONEY (APPLICABLE TO ALL FUNDS)

     None of the Funds will borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow up to five percent (5%), and the Growth and High Yield Funds may borrow up to twenty percent (20%), of their respective total assets taken at cost. Pursuant to the requirements of the Investment Company Act, any such borrowing will be made only to the extent that the value of such Fund's assets, less its liabilities other than borrowings, is equal to at least three hundred percent (300%) of all borrowings by such Fund, including the proposed borrowing. If the value of any Fund's assets, when computed in that manner, falls below such three hundred percent (300%) asset coverage requirement, such Fund is required, within three (3) days, to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, such Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments. In addition, because interest on money that a Fund borrows is an expense of that Fund, the Funds' expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of those Funds may fluctuate more than the NAV per share of mutual funds that do not borrow.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (APPLICABLE TO ALL FUNDS)

     The Funds may enter into forward foreign currency exchange contracts in limited circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian, will place cash or liquid securities into a segregated account for each Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in that account on a daily basis so that the value of that account will equal the amount of its Fund's commitments with respect to such contracts.

     In general, the Funds will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

ILLIQUID, RESTRICTED AND PRIVATELY PLACED SECURITIES (APPLICABLE TO ALL FUNDS)

     The Balanced, Growth and High Yield Funds may not invest more than five percent (5%), ten percent (10%) and fifteen percent (15%), respectively, of their net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of each Fund. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in at least one of the two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

LENDING OF SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     Consistent with applicable regulatory requirements, the Growth and High Yield Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate twenty percent (20%) of the value of the such Fund's total assets and provided that such loans are callable at any time by such Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Growth and High Yield Funds continue to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business days' notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Growth and High Yield Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Growth and High Yield Funds will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

OPTIONS ON FOREIGN CURRENCIES (APPLICABLE TO THE HIGH YIELD FUND)

     Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described under "Investment Objectives, Principal Investment Strategies and Additional Principal Risks - Additional Principal Risks - Foreign Securities", in the Prospectus, and include government actions affecting currency valuation and the movements of currencies from one country to another.

OPTIONS ON FUTURES CONTRACTS (APPLICABLE TO THE HIGH YIELD FUND)

     The High Yield Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the High Yield Fund purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     When the High Yield Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The High Yield Fund will be considered "covered" with respect to a call option it writes on a futures contract if it owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. The High Yield Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

     To the extent the High Yield Fund is not "covered" as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. If the High Yield Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the High Yield Fund) with respect to such option.

OPTIONS ON SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     The Growth and High Yield Funds may purchase and write (i.e., sell) put and call options on securities that are traded on United States or foreign securities exchanges or that are traded in the over-the-counter markets.

     A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

     A put option is a similar contract that gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price.

     A call option written by a Fund is "covered" if (i) the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or (ii) the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, United States Government securities or other liquid high-grade debt obligations in a segregated account with the Custodian.

     A put option written by a Fund is "covered" if the Fund maintains cash, United States Government securities or other liquid high-grade debt obligations with a value equal to the exercise price in a segregated account with the Custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The Growth and High Yield Funds may also purchase "protective puts", i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

     The Growth and High Yield Funds may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Neither the Growth nor the High Yield Fund intends to purchase options on equity securities if the aggregate premiums paid for such outstanding options by the Fund would exceed five percent (5%) of the Fund's total assets.

OPTIONS ON SECURITIES INDICES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     In addition to options on securities, the Growth and High Yield Funds may also purchase and sell put and call options on securities indices traded on United States or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of One Hundred (100) means that a one-point difference will yield One Hundred Dollars ($100.00). Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Growth and High Yield Funds have other liquid assets that are sufficient to satisfy the exercise of a call, they would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     The distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund. It is the Growth and High Yield Funds' policy to purchase or write options only on indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Growth and High Yield Funds will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     The Growth and High Yield Funds will write put options on stock indices and foreign currencies only if such options are covered by segregating with the Custodian an amount of cash, United States Government securities, or liquid assets equal to the aggregate exercise price of the puts. Neither the Growth nor the High Yield Fund intends to purchase options on securities indices if the aggregate premiums paid by such Fund for such outstanding options would exceed ten percent (10%) of that Fund's total assets.

POSITION LIMITS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     Transactions by the Growth and High Yield Funds in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions in excess of these limits, and it may impose certain other sanctions.

REAL ESTATE INVESTMENT TRUSTS (APPLICABLE TO ALL FUNDS)

     The Funds may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

REPURCHASE AGREEMENTS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

     When the Growth and High Yield Funds purchase securities, they may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Funds' acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Growth or High Yield Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Growth and High Yield Funds may engage in a repurchase agreement with respect to any security in which such Funds are authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Growth and High Yield Fund's investment criteria and will be held by the Growth and High Yield Funds' custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Growth and/or High Yield Fund to the seller subject to the repurchase agreement and is, therefore, subject to such Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Growth and/or High Yield Fund subject to a repurchase agreement as being owned by such Fund or as being collateral for a loan by such Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Growth and High Yield Funds may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Growth or High Yield Fund has not perfected a security interest in the security, such Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, such Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Growth and High Yield Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Growth and High Yield Funds may incur a loss if the proceeds to such Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Growth and High Yield Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

SHORT-TERM INVESTMENTS (APPLICABLE TO ALL FUNDS)

     When conditions dictate a defensive strategy, the Funds may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES
(APPLICABLE TO ALL FUNDS)

     The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities other than the United States Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

     In connection with their commitment to assist in the development of housing, the Funds may invest in mortgage-backed securities, including those that represent undivided ownership interests in pools of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. The United States Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Funds' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Each Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

     The Funds may invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages.

UNITED STATES GOVERNMENT SECURITIES (APPLICABLE TO ALL FUNDS)

     The Funds may purchase short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Funds. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury - some are supported by the right of the issuer to borrow from the United States Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (APPLICABLE TO ALL FUNDS)

     From time to time, in the ordinary course of business, the Funds may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment. In addition, the Funds will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Funds' Custodian will maintain, in a separate account of each Fund, cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities", when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

THE BALANCED FUND

     The Balanced Fund may not:

     1. Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Balanced Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Balanced Fund's total assets, or (b) the Balanced Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

     2. Purchase securities of other registered investment companies, other than the Money Market Fund.

     3. Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

     4. Purchase or sell real estate or other interests in real estate which are not readily marketable.

     5.    Write, purchase or sell put and call options or combinations thereof.

     6.    Lend money or securities.

     7. Purchase securities on margin or sell short or purchase or sell commodities.

     8. Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

     9. Mortgage or pledge as security for indebtedness any securities owned or held by the Balanced Fund except as stated in item 8, above.

     10. Participate on a joint and several basis in any trading account in securities.

     11. Invest in companies for the purpose of exercising control of management.

     12. Act as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933. The Balanced Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Balanced Fund may not be able to dispose of its holdings in these securities at reasonable price levels.

     13. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

     14. Invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation except for the Money Market Fund and those surviving a merger or consolidation.

THE GROWTH FUND

     The Growth Fund may not:

     1. Purchase securities on margin (but the Growth Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Growth Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Growth Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Growth Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Growth Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Growth Fund's total assets, more than five percent (5%) of the Growth Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Growth Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

     5. Purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Growth Fund may invest in securities issued by the Money Market

           Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     6. Buy or sell real estate or interests in real estate, except that the Growth Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Growth Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

     7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

     8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Growth Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Growth Fund might not be free to sell to the public without registration of such securities under the Securities Act. The Growth Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Growth Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The Growth Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

     9.    Make investments for the purpose of exercising control or management.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Growth Fund may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except that the Growth Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Growth Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

     12. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

     In order to comply with certain "blue sky" restrictions, the Growth Fund will not as a matter of operating policy:

     1.    Invest in oil, gas and mineral leases.

     2. Invest in securities of any issuer if, to the knowledge of the Growth Fund, any Officer or Director of the Growth Fund, the Adviser or the Sub-Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%) own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

     3. Purchase warrants if, as a result, the Growth Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the Growth Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

     Although the Growth Fund does not have a policy with respect to the issuance of senior securities, the Growth Fund has no present intention of issuing any securities that are senior to its currently issued and outstanding shares of Common Stock.

THE HIGH YIELD FUND

     The High Yield Fund may not:

     1. Purchase securities on margin (but the High Yield Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the High Yield Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the High Yield Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the High Yield Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The High Yield Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the High Yield Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the High Yield Fund's total assets, more than fifteen percent (15%) of the High Yield Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the High Yield Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the High Yield Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

     5. Purchase any security if, as a result, the High Yield Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the High Yield Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the High Yield Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

     6. Buy or sell real estate or interests in real estate, except that the High Yield Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The High Yield Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

     7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

     8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the High Yield Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act. The High Yield Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the High Yield Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The High Yield Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

     9.    Make investments for the purpose of exercising control or management.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the High Yield Fund may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except that the High Yield Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the High Yield Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

     12. Invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

     In order to comply with certain "blue sky" restrictions, the High Yield Fund will not as a matter of operating policy:

     1.    Invest in oil, gas and mineral leases.

     2. Invest in securities of any issuer if, to the knowledge of the High Yield Fund, any Officer or Director of the High Yield Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%), own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

     3. Purchase warrants if, as a result, the High Yield Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the High Yield Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

                                      * * *

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

                             MANAGEMENT OF THE FUNDS

OFFICERS / DIRECTORS

     The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund.
Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

MANAGEMENT INFORMATION

     The following table reflects the name and address, position held with each of the Funds and principal occupation during the past five (5) years for those persons who are the officers and directors of the Funds.

--------------------------------------------------------------------------------------------------------------------
                                              POSITION(S) HELD           PRINCIPAL OCCUPATION(S) DURING PAST FIVE
         NAME, ADDRESS AND AGE                 WITH THE FUNDS                              YEARS
--------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr. (5; 6; and 7)       Director - Balanced Fund        Mr. Doerge has been a private investor since
867 Remsen Lane                         (since 1998);                   1995.  Prior to that, Mr. Doerge was
Oyster Bay, NY 11771; (62)                                              Executive Vice President and Managing
                                        Director - Growth Fund          Director of Smith Barney for approximately
                                        (since  1997)                   twenty-four years.

                                        Director - High Yield Fund
                                        (since 1999)

--------------------------------------------------------------------------------------------------------------------
Thomas W. Grant (1; 2; 3; and 4)        Vice Chairman of the Board      Mr. Grant is the Vice Chairman of the Board
14 Wall Street                          of Directors and                and President of the Balanced Fund
New York, NY 10051; (59)                President - Balanced Fund       (1996-present), the President of the Growth
                                        (since 1996)                    Fund (1997-present), the High Yield Fund
                                                                        (1999-present), the Money Market Fund
                                        Vice Chairman of the Board      (1998-present), the Adviser (1996-present),
                                        of Directors and President      and H. G. Wellington & Co., Inc. ("H.G.
                                        - Growth Fund (since 1997)      Wellington") (1991-present).  Mr. Grant has
                                                                        been associated with H. G. Wellington since
                                        President - Money Market        1991 and served previously with the firm of
                                        Fund (since 1998)               Fahnestock & Co. for twenty-six years as a
                                                                        partner, managing director and senior
                                        President; Director - High      officer.  His duties encompassed branch
                                        Yield Fund (since 1999)         office management, corporate finance,
                                                                        syndications and municipal and corporate
                                                                        bonds.  Mr. Grant is a graduate of the
                                                                        University of North Carolina (BA).

--------------------------------------------------------------------------------------------------------------------
Anita D. Green                          Co-Treasurer - Balanced         Ms. Green serves as Director of Social
c/o Pax World Management Corp.          Fund (since 1998)               Research and Corporate Activities for the
222 State Street                                                        Pax World Fund Family and the Adviser
Portsmouth, NH 03801-3853; (36)         Assistant Treasurer  -          (2000-present) and was the Manager -
                                        Growth Fund (since 1997)        Shareholder Services for the Pax World Fund
                                                                        Family and the Adviser (1990-2000).  Ms.
                                        Assistant Treasurer - High      Green is also a Co-Treasurer of the Adviser
                                        Yield Fund (since 1999)         (1998-present)  and the Balanced Fund
                                                                        (1998-present) and an Assistant Treasurer of
                                                                        the Growth Fund (1997-present) and the High
                                                                        Yield Fund (1999-present).

--------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette                   Assistant Treasurer (since      Ms. Guilmette is the Dealer Representative
c/o Pax World Management Corp.          1997) and Assistant             for the Pax World Fund Family and the
222 State Street                        Secretary (since 1999)          Adviser (1999-present) and was a Shareholder
Portsmouth, NH 03801-3853; (27)         -Balanced Fund                  Services Representative for the Pax World
                                                                        Fund Family and the Adviser (1992-1999).
                                                                        Ms. Guilmette is also an Assistant Treasurer
                                        Assistant Secretary -           (1997-present) and an Assistant Secretary
                                        Growth Fund (since 1999)        (1999-present) of the Balanced Fund and an
                                                                        Assistant Secretary of the Growth Fund
                                        Assistant Secretary - High      (1999-present) and the High Yield Fund
                                        Yield Fund (since 2000)         (2000-present).

--------------------------------------------------------------------------------------------------------------------

                                      -20-

--------------------------------------------------------------------------------------------------------------------
                                              POSITION(S) HELD           PRINCIPAL OCCUPATION(S) DURING PAST FIVE
         NAME, ADDRESS AND AGE                 WITH THE FUNDS                              YEARS
--------------------------------------------------------------------------------------------------------------------
John L. Kidde                           Director - Growth Fund          Mr. Kidde is the President of KDM
c/o KDM Development Corporation         (since 1997)                    Development Corporation (1988-present).
Suite 5-D, 209 Cooper Avenue
Upper Montclair, NJ  07043; (66)        Director - High Yield Fund
                                        (since 1999)

                                        Director - Balanced Fund
                                        (since 2001)

--------------------------------------------------------------------------------------------------------------------
James M. Large, Jr. (7)                 Director - High Yield Fund      Mr. Large is the Chairman Emeritus of Dime
c/o Dime Bancorp, Inc.                  (since 1999)                    Bancorp, Inc. (1998-present).  Prior to
589 Fifth Avenue                                                        that, Mr. Large was the Chairman (1995-1997)
New York, NY 10017; (69)                                                and Chief Executive Officer (1995-1996) of
                                                                        Dime Bancorp, Inc. and the Chairman and
                                                                        Chief Executive Officer of Anchor Savings
                                                                        Bank / Anchor Bancorp (1989-1995).

--------------------------------------------------------------------------------------------------------------------
Joy L. Liechty                          Director - Balanced Fund        Ms. Liechty is a Client and Sales Advocate
1403 Ashton Court                       (since 1991)                    with the Mennonite Mutual Aid Association in
Goshen, IN 46526; (47)                                                  Goshen, Indiana.  Ms. Liechty has been
                                        Director - Growth Fund          associated with that organization since
                                        (since 1997)                    1980, serving as the Manager of Client
                                                                        Services from 1980 to 1989.

--------------------------------------------------------------------------------------------------------------------
James M. Shadek (1)                     Treasurer - Growth Fund         Mr. Shadek is the Treasurer of the Growth
14 Wall Street                          (since 1997)                    Fund (1997-present) and the High Yield Fund
New York, NY 10005; (48)                                                (1999-present), a Senior Vice President for
                                        Treasurer - High Yield Fund     Social Research of the Adviser
                                        (since 1999)                    (1996-present) and an Account Executive with
                                                                        H. G. Wellington (1986-present).  Mr.
                                                                        Shadek, together with members of his family,
                                                                        owns substantially all of the outstanding
                                                                        shares of capital stock of the Adviser and a
                                                                        26.67% interest in H. G. Wellington.

----------------------------------------------------------------------------------------------------------------------
Laurence A. Shadek (1 ; 2; 3; and 4)    Chairman of the Board of        Mr. Shadek is the Chairman of the Board of
14 Wall Street                          Directors; Director -           Directors of the Balanced Fund
New York, NY 10005; (51)                Balanced Fund                   (1996-present), the Growth Fund
                                        (since 1996)                    (1997-present) and the High Yield Fund
                                                                        (1999-present), an Executive Vice President
                                        Chairman of the Board of        of the Money Market Fund (1998-present), the
                                        Directors; Director -           Chairman of the Board of the Adviser
                                        Growth Fund (since 1997)        (1996-present), and an Executive
                                        Executive Vice President -      Vice-President of H. G. Wellington
                                        Money Market Fund (since        (1986-present).  Mr. Shadek, together with
                                        1998)                           members of his family, owns substantially
                                                                        all of the outstanding shares of capital
                                        Chairman of the Board of        stock of the Adviser and a 26.67% interest
                                        Directors; Director - High      in H. G. Wellington.  Mr. Shadek has been
                                        Yield Fund (since 1999)         associated with H. G. Wellington since March
                                                                        1986 and was previously associated with
                                                                        Stillman, Maynard & Co., where he was a
                                                                        general partner.  Mr. Shadek's investment
----------------------------------------------------------------------------------------------------------------------

                                      -21-

--------------------------------------------------------------------------------------------------------------------
                                              POSITION(S) HELD           PRINCIPAL OCCUPATION(S) DURING PAST FIVE
         NAME, ADDRESS AND AGE                 WITH THE FUNDS                              YEARS
--------------------------------------------------------------------------------------------------------------------
                                                                        experience includes twelve years as a
                                                                        limited partner and Account Executive with
                                                                        the firm Moore & Schley.  Mr. Shadek is a
                                                                        graduate of Franklin & Marshall College (BA)
                                                                        and New York University, School of Graduate
                                                                        Business Administration (MBA).

----------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman (5; and 6)           Director - Balanced Fund        Mr. Sherman was the Chief Executive Officer
91 Hillside Drive                       (since 1992)                    until December 31, 2000, and was the
Portsmouth, NH 03801; (64)                                              President until December 31, 1999, of the
                                        Director - Growth Fund          Piscataqua Savings Bank, Portsmouth, NH, -
                                        (since 1999)                    positions he held since April 1981.  For 21
                                                                        years prior thereto, Mr. Sherman held
                                                                        various other positions with the bank,
                                                                        including Vice President and Treasurer.  Mr.
                                                                        Sherman also served the bank as a Trustee
                                                                        for 20 years.

----------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates                     Co-Treasurer - Balanced         Ms. Spates serves as the Operations Manager
c/o Pax World Management Corp.          Fund (since 1998)               for the Pax World Fund Family and the
222 State Street                                                        Adviser (1992-present).  Ms. Spates is also
Portsmouth, NH 03801-3853; (31)         Assistant Treasurer -           a Co-Treasurer of the Adviser (1998-present)
                                        Growth Fund (since 1997)        and the Balanced Fund (1998-present) and an
                                                                        Assistant Treasurer of the Growth Fund
                                        Assistant Treasurer - High      (1997-present) and the High Yield Fund
                                        Yield Fund (since 1999)         (1999-present).

--------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor                         Director - Balanced Fund        Ms. Taylor is a Senior Minister with the
5298 N. Riffle Way                      (since 1997)                    First Congregational Church in Boise, Idaho
Boise, ID 83703; (44)                                                   and has been associated with that
                                        Director - Growth Fund          organization since 1992.  Prior to that, Ms.
                                        (since 1997)                    Taylor was an Associate Minister with the
                                                                        Immanuel Congregational Church in Hartford,
                                                                        Connecticut for approximately five years.

--------------------------------------------------------------------------------------------------------------------
Lee D. Unterman                         Secretary - Balanced Fund       Mr. Unterman serves as the Secretary of the
c/o Kurzman Karelsen & Frank, LLP       (since 1997)                    Balanced Fund (1997-present), the Growth
230 Park Avenue                                                         Fund (1997-present) and the High Yield Fund
New York, NY 10169; (50)                Secretary - Growth Fund         (1999-present).  Mr. Unterman is a Partner
                                        (since 1997)                    with the law firm of Kurzman Karelsen &
                                                                        Frank, LLP (2000-present) and was a Partner
                                        Secretary - High Yield Fund     with the law firms of Bresler, Goodman &
                                        (since 1999)                    Unterman, LLP (1997-2000) and Broudy &
                                                                        Jacobson (1988-1997).

--------------------------------------------------------------------------------------------------------------------
Esther J. Walls                         Director - Balanced Fund        Ms. Walls is a director of the Balanced Fund
Apartment 29-J                          (since 1981)                    (1981-present) and the High Yield Fund
160 West End Avenue                                                     (1999-present).  In addition, Ms. Walls was
New York, NY 10023; (75)                Director - High Yield Fund      Associate Director of Libraries, State
                                        (since 1999)                    University of New York, Stony Brook, Long
                                                                        Island, NY (1974-1990).

--------------------------------------------------------------------------------------------------------------------

(1) Designates an "Interested" officer or director, as defined in the Investment Company Act, by reason of his or her affiliation with the Adviser.

(2, 3 and 4) Designates a member of the Investment Committee of the Balanced,
             Growth and High Yield Funds, respectively. The Investment Committee has the responsibility of overseeing a Fund's investments.

(5, 6 and 7) Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

     Certain directors and officers of the Funds are directors and officers of more than one Fund. None of the officers or directors of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers.

     The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of their Audit Committees, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Boards of Directors of any of the Funds receives compensation from the Funds for services performed as a member of the Boards of Directors of the Funds. Director's fees paid by the Funds and the Money Market Fund in 2000 and travel expenses reimbursed by the Funds and the Money Market Fund to members of their respective Boards of Directors are as follows:

                            BALANCED FUND         GROWTH FUND         HIGH YIELD FUND      MONEY MARKET FUND
                            -------------         -----------         ---------------      -----------------
Mr. C. Lloyd Bailey                     -----       Not Applicable       Not Applicable         Not Applicable
Mr. Carl H. Doerge, Jr.             $8,215.53            $5,160.35            $3,000.00         Not Applicable
Mr. Thomas W. Grant                 $4,880.98            $1,717.05            $1,200.00         Not Applicable
Mr. John L. Kidde                       0.00*            $5,217.06            $4,000.00         Not Applicable
Mr. James M. Large, Jr.        Not Applicable       Not Applicable            $4,000.00         Not Applicable
Ms. Joy L. Liechty                 $10,269.09            $5,139.59       Not Applicable         Not Applicable
Mr. Laurence A. Shadek              $4,880.98            $1,717.05            $1,200.00         Not Applicable
Mr. Sanford C. Sherman              $6,207.44            $4,009.06       Not Applicable         Not Applicable
Ms. Nancy S. Taylor                 $8,702.45            $5,034.74       Not Applicable         Not Applicable
Ms. Esther J. Walls                 $7,407.12       Not Applicable            $4,004.50         Not Applicable

* Mr. John L. Kidde was elected to the Board of Directors of the Pax World Balanced Fund, Inc. on April 1,2001 to fill the vacancy created by the death of Mr. C. Lloyd Bailey.

     The following table sets forth certain information relating to all directors of the Funds, all members of any advisory boards who receive compensation from the Funds, and for each of the three highest paid executive officers or any affiliated person of the Funds who received aggregate compensation from the Funds for the most recently completed fiscal year exceeding $60,000:

                                                 COMPENSATION TABLE
                                                 ------------------

                               Estimated Aggregate        Pension or                              Total Compensation
                                Compensation From    Retirement Benefits     Estimated Annual    from Funds and Fund
                                 Funds for Fiscal     Accrued as Part of      Benefits Upon        Complex Paid to
 Name of Person and Position           Year             Fund Expenses           Retirement            Directors*
---------------------------------------------------------------------------------------------------------------------
                                                    -- Not Applicable --

*The total compensation paid to such persons by the Funds and Fund Complex for the fiscal year ended December 31, 2000. The parenthetical number represents the number of investment companies (including the Money Market Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Funds, because, among other things, they have a common investment adviser or sub-adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the knowledge of each of the Funds, no person owns beneficially five percent (5%) or more of the outstanding Common Stock of any of the Funds, except __________. The officers and directors of each Fund, as a group, own less than one percent (1%) of the outstanding shares of Common Stock of such Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

     Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (collectively, the "Advisory Agreements"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Funds in accordance with each Fund's investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Funds. As of December 31, 2000, the Adviser had over $1.329 billion in assets under management by virtue of serving as the adviser to the Funds. The Adviser has one client other than the Funds, although the Adviser may undertake to advise other clients in the future.

ADVISORY AGREEMENT

     Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Advisory Agreement between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees paid by the Balanced Fund to the Adviser for the most recent fiscal year was approximately $5,875,614; and the aggregate fees incurred by the Growth and High Yield Funds and payable to the Adviser for the most recent fiscal year was approximately $270,381 and $69,063, respectively. Prospective investors should note, however, that the Adviser agreed (i) to reimburse the Growth Fund for certain expenses incurred by it during fiscal year 2000 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of the Growth Fund for the year 2000, and (ii) to reimburse the High Yield Fund for certain expenses incurred by it during fiscal year 2000 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 0.85% of the average daily net asset value of the High Yield Fund for the year 2000.

     The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) (eighty-five one hundredths percent (.85%) with respect to the High Yield Fund for calendar year 2000) of the average daily net assets of such Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund. The Adviser was required to supply and assume a total of approximately $247,180 and $268,921 of such services for the Growth and High Yield Funds, respectively, for the most recent fiscal year.

     Each Advisory Agreement provides that (i) it may be terminated by the Fund or the Adviser at any time upon sixty (60) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, each Advisory Agreement provides that it may continue in effect for a period of more than two (2) years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of each Fund's outstanding voting securities or by a majority of the Directors of such Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter). The Advisory Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 8, 2000.

                                      * * *

     The following table shows the approximate amount of the advisory fee of (i) the Balanced and Growth Funds for the years ended December 31, 1998, 1999 and 2000, and (ii) the High Yield Fund for the period commencing on August 25, 1999 (the date operation commenced) and ending on December 31, 1999, and the year ended December 31, 2000:

--------------------------------------------------------------------------------
                                 BALANCED FUND  GROWTH FUND   HIGH YIELD FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998       $3,599,066     $ 69,588     Not Applicable
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999       $4,773,917     $148,487       $ 2,083(1)
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000       $5,875,614     $270,381       $69,063
--------------------------------------------------------------------------------

(1) For the period commencing on August 25, 1999 (the date operation commenced) and ending on December 31, 1999.

CUSTODIAN

     STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT

     PFPC, INC., 400 Bellevue Parkway, Wilmington, DE 19809 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00), a new account set-up fee for each manually established account of Five Dollars ($5.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 8930, Wilmington, DE 19899-8930 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT ACCOUNTANTS

     PANNELL KERR FORSTER PC, 75 Federal Street, Boston, MA 02110 serves as the Funds' independent accountants, and in that capacity audits such Funds' annual reports.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington & Co., Inc., the Funds' distributor ("H. G. Wellington"), and its affiliates.

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

     Each Fund is required to give primary consideration to obtaining the most favorable price and efficient execution in placing orders for portfolio securities. Within the framework of this policy, each Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of that Fund. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Funds in their investment activities. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Each Fund's policy is to pay higher commissions to brokers, other than H.
G. Wellington, for particular transactions than might be charged if a different broker had been selected, on occasions when, in such Fund's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Fund is authorized to pay higher commissions on brokerage transactions for that Fund to brokers other than H. G. Wellington (or any affiliate) in order to secure research and investment services described above, subject to review by that Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by each Fund's Board of Directors.

     Subject to the above considerations, H. G. Wellington (or any affiliate) may act as a securities broker for each of the Funds. In order for H. G. Wellington (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by H. G. Wellington (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow H. G. Wellington (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of each Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to H. G. Wellington (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, H. G. Wellington may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation. H. G. Wellington must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by H. G. Wellington from transactions effected for that Fund during the applicable period. Brokerage with H. G. Wellington is also subject to such fiduciary standards as may be imposed by applicable law.

BROKERAGE COMMISSIONS

     The following table shows the approximate amount of the brokerage commission paid with respect to (i) the Balanced and Growth Funds for the years ended December 31, 1998, 1999 and 2000, and (ii) the High Yield Fund for the period commencing on August 25, 1999 (the date operation commenced) and ending on December 31, 1999 and the year ended December 31, 2000:

-------------------------------------------------------------------------------
                               BALANCED FUND   GROWTH FUND  HIGH YIELD FUND

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998      $507,328       $66,919    Not Applicable
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999      $490,729       $56,152        $ 9,412(1)
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000      $717,012       $91,679        $62,936
-------------------------------------------------------------------------------

(1) For the period commencing on August 25, 1999 (the date operation commenced) and ending on December 31, 1999.

     Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Balanced Fund to H. G. Wellington during 1998, 1999 and 2000 totaled approximately $140,863, $145,892 and $225,397, respectively (28%, 30% and 31%, respectively, of total commissions for such years); brokerage commissions paid by the Growth Fund to H. G. Wellington during 1998, 1999 and 2000 totaled approximately $20,799, $15,538 and $32,000, respectively (31%, 28% and 35%, respectively, of total commissions for such years); and brokerage commissions paid by the High Yield Fund to H. G. Wellington for the period commencing on August 25, 1999 (the date operation commenced) and ending on December 31, 1999 and during 2000 totaled approximately $1,044 and $4,374, respectively (11% and 7%, respectively, of total commissions for such period and year).


                       CAPITAL STOCK AND OTHER SECURITIES

     The Balanced, Growth and High Yield Funds are currently authorized to issue 75,000,000, 25,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively. Each share of Common Stock of each Fund has equal dividend, distribution, liquidation and voting rights within each Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate, except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds' shares do not have cumulative voting rights for the election of Directors. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

                         PURCHASE, REDEMPTION, EXCHANGE
                           AND PRICING OF FUND SHARES

     The material relating to the purchase, redemption and exchange of Fund shares appearing in the section entitled "Shareholder Guide" of the Prospectus to which this Statement of Additional Information relates is incorporated herein by reference.

     The net asset value per share or "NAV" for each Fund is determined by subtracting such Fund's liabilities from the value of its assets and dividing the remainder by the number of its outstanding shares.

     Under the Investment Company Act, the Board of Directors of each Fund is responsible for determining, in good faith, the fair value of securities held by such Fund. In accordance with procedures adopted by the Board of Directors of each Fund, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and United States Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. A security will be valued at fair value, considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of each of the Fund's Board of Directors, if an extraordinary event, which is likely to affect the value of such security, occurs after the close of an exchange on which such security is traded.

     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of each of the Funds. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was sixty (60) days or less, unless this is determined by the applicable Board of Directors not to represent fair value. Short-term securities with remaining maturities of sixty (60) days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     The Funds will compute their net asset values as of 4:00 P.M., Eastern Time on each day that the New York Stock Exchange is open for trading (except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not affect net asset value). In the event that the New York Stock Exchange closes early on any business day, the net asset value of the Funds' shares shall be determined at a time between such closing and 4:00 P.M., Eastern Time.

                              TAXATION OF THE FUNDS

     Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). This relieves each Fund (but not its shareholders) from paying federal income tax on income that is distributed to shareholders and permits net long-term capital gains of such Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of its shareholders, regardless of how long shareholders have held their shares in such Fund.

     Qualification of a Fund as a regulated investment company requires, among other things, that (a) at least ninety percent (90%) of its annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) it diversify its holdings so that, at the end of each quarter of the taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the market value of its assets and ten percent (10%) of the outstanding voting securities of such issuer, and

(ii) not more than twenty-five percent (25%) of the value of its assets is invested in the securities of any one industry (other than United States Government securities); and (c) it distribute to its shareholders at least ninety percent (90%) of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

     Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by such Fund for more than one (1) year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain of the Funds' transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Funds may be subject to original issue discount and market discount rules.

     In addition, positions that are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by that Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

     Each Fund is required to distribute ninety-eight percent (98%) of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year ninety-eight percent (98%) of the capital gain net income it earned during the twelve (12) months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve (12) month period ending on October 31 of such prior year, respectively. Each Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amount to the extent that it does not meet these distribution requirements. Income on which a Fund pays income tax is treated as distributed for the purposes of this excise tax.

     Any dividends paid shortly after a purchase by you may have the effect of reducing the per share net asset value of your shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, you should carefully consider, prior to purchasing any shares of any Fund, the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this Statement of Additional Information. If you are a foreign shareholder, you are advised to consult your own tax advisers with respect to the particular tax consequences to you of an investment in a Fund.

                                  DISTRIBUTION

     Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which such Fund incurs the expenses of distributing its shares. Each Plan provides that its Fund may incur distribution expenses of up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets to finance activity that is primarily intended to result in the sale of such Fund's shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, compensation to be paid to and expenses to be incurred by officers, directors and/or employees of such Fund, or other third parties for their distributional service if sales of Fund shares are made by such third parties during a fiscal year. So long as such Fund is operating within such limitation, however, it may pay to one or more of its 12b-1 distributors

(i) up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Amounts paid by the Funds under the Plan for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the most recent fiscal year are set forth below:

--------------------------------------------------------------------------------
                              BALANCED FUND    GROWTH FUND    HIGH YIELD FUND
--------------------------------------------------------------------------------
Advertising                      $572,052        $12,685          $ 7,154
--------------------------------------------------------------------------------
Printing and postage             $128,329        $15,904          $ 1,949
--------------------------------------------------------------------------------
Sales-related expenses           $2,012,281      $41,307          $37,804
--------------------------------------------------------------------------------
                 Total           $2,712,662      $69,896          $46,907*
--------------------------------------------------------------------------------

* of which $27,299 was assumed by the Adviser leaving a net of $19,608 which was paid by the High Yield Fund

     Pursuant to the terms of each Plan, the Board of Directors of each Fund will review at least quarterly a written report of the distribution expenses incurred on behalf of such Fund. Each report will include an itemization of the distribution expenses incurred by such Fund and the purpose of each expenditure.

     Each of Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority vote of the Directors who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the "Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each of the Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by the vote of the holders of a majority of the outstanding shares of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable Fund, and all material amendments are required to be approved by the Board of Directors of such Fund in the manner described above. Each of the Plans will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund's Plan if it is terminated or not continued.

     The Balanced Fund's Plan was adopted on June 21, 1984 and approved on June 8, 2000 by the Board of Directors of the Balanced Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the Growth Fund's Plan was adopted on June 6, 1997 and approved on June 8, 2000 by the Board of Directors of the Growth Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; and the High Yield Fund's Plan was adopted on June 15, 1999 and approved on June 8, 2000 by the Board of Directors of the High Yield Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.

     Pursuant to the terms of each Plan, the Balanced, Growth and High Yield Funds have entered into a distribution agreement (the "Distribution Agreement") with H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 ("H. G. Wellington"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. Each of the Distribution Agreements will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the

Board of Directors of the applicable Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each of the Distribution Agreements may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by a vote of the holders of a majority of the outstanding shares of such Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

     The Distribution Agreement between the Balanced Fund and H. G. Wellington was adopted on June 11, 1998, and approved on June 8, 2000, by the Board of Directors of the Balanced Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; the Distribution Agreement between the Growth Fund and H. G. Wellington was adopted on July 1, 1998, and approved on June 8, 2000, by the Board of Directors of the Growth Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; and the Distribution Agreement between the High Yield Fund and H. G. Wellington was adopted on June 15, 1999, and approved on June 8, 2000, by the Board of Directors of the High Yield Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement.

     In connection with this offering, the Balanced, Growth and High Yield Funds and H. G. Wellington have been represented by single counsel. Therefore, to the extent that such Funds and this offering would benefit by further independent review, such benefit will not be available in this offering.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

     Each Fund may from time to time advertise its average annual total return. Average annual total return is computed according to the following formula:

                                        (n)
                                  P (1+T)  = ERV

                  Where:     P =    a hypothetical initial payment of $1,000.00
                             T =    average annual total return.
                             n =    number of years.
                           ERV =    ending redeemable value of a hypothetical
                                    $1,000.00 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof).

     Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Funds for the fiscal year ended December 31, 2000 and the report therein of Pannell Kerr Forster PC are incorporated herein by reference to the Funds' Annual Report. Copies of such reports are available upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World's web site at www.paxfund.com or visiting the SEC's web site at www.sec.gov.

                                     PART C

                                OTHER INFORMATION

Item 23. Financial Statements and Exhibits.

       (a)    Financial Statements:

              (i) Financial Statements included in the Prospectus constituting Parts A and B of this Registration Statement:

                            Part A - Financial Highlights

                            Part B - Statements of Assets and Liabilities,
                                     Operations, Changes in Net Assets, Notes to
                                     Financial Statements, all as of December
                                     31, 2000, and Independent Auditors' Report.

       (b)    Exhibits:

              (i)    Articles of Incorporation.

              (ii)   By-Laws.

              (iii) Instruments Defining Rights of Security Holders. Incorporated by reference to Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 22, 1976 -- Registration No. 2-38679 ("Amendment No. 24 to the Registration Statement").

              (iv) Investment Advisory Contracts. Form of Advisory Agreement between the Registrant and Pax World Management Corp. Incorporated by reference to Amendment No. 37 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 20, 1997 -- Registration No. 2-38679 ("Amendment No. 37 to the Registration Statement").

              (v) Underwriting Contracts. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc.

              (vi)   Bonus or Profit Sharing Contracts. Not applicable.

              (vii) Custodian Agreements. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Supplemental Prospectus filed with the Securities and Exchange Commission on or about November 11, 1991.

              (viii) Other Material Contracts. Form of Transfer Agency Services
                     Agreement between the Registrant and PFPC, Inc. Incorporated by reference to Amendment No. 24 to the Registration Statement.

              (ix)   Legal Opinion.

                     (A) Opinion of Counsel. Incorporated by reference to Amendment No. 37 to the Registration Statement.

                     (B)    Consent of Counsel.

              (x) Other Opinions. Consent of Certified Independent Public Accountants.

              (xi)   Omitted Financial Statements. Not applicable.

              (xii)  Initial Capital Agreements. Not applicable.

              (xiii) Rule 12b-1 Plan. Form of Distribution and Service Plan.
                     Incorporated by reference to Amendment No. 24 to the Registration Statement.

              (xiv)  Rule 18f-3 Plan. Not applicable.

              (xv)   Codes of Ethics.

Item 24. Persons Controlled by or under Common Control with the Fund.

       Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. share a common investment adviser and thus may be deemed to be under common control, although the Registrant does not concede that they are under common control.

Item 25. Indemnification.

       As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article XXX of the Fund's By-Laws (Exhibit 2 to the Registration Statement), any person made a party to any action, suit or proceeding by reason of the fact that such person, or such person's testator or intestate is or was an officer, director and employee of the Registrant, or of any other corporation which such person served as such at the request of the Registrant, shall be indemnified by the Registrant against the reasonable expenses, including damages and attorney's fees, actually incurred by such person in the defense of such action, suit or proceeding, or in connection with any appeal therein, provided, however, that such indemnification shall not apply to any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

       Section 8 of the Advisory Agreement (Exhibit 4 to the Registration Statement) limits the liability of the Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

       The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

       Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

       (i) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

       (ii) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

       (iii) Such promise must be secured by a surety bond or other suitable insurance; and

       (iv) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.  Business and Other Connections of the Investment Adviser.

       See "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services - Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

       The business and other connections of the Adviser's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.

NAME                     POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
                         WITH THE ADVISER
-------                  ----------------

Katherine Shadek Boyle   Senior Vice President;   Senior Vice President,
                         Director                 Pax World Management Corp.

Anita Green              Co-Treasurer             Director of Social Research
                                                  and Corporate Activities for
                                                  the Pax World Fund Family and
                                                  Pax World Management Corp.;
                                                  Co-Treasurer, Pax World
                                                  Management Corp.;
                                                  Co-Treasurer, Pax World
                                                  Balanced Fund, Inc.; Assistant
                                                  Treasurer, Pax World Growth
                                                  Fund, Inc.; Assistant
                                                  Treasurer, Pax World High
                                                  Yield Fund, Inc.

Janet Lawton Spates      Co-Treasurer             Operations Manager for the
                                                  Pax World Fund Family and
                                                  Pax World Management Corp.;
                                                  Co-Treasurer, Pax World
                                                  Management Corp.;
                                                  Co-Treasurer, Pax World
                                                  Balanced Fund, Inc.; Assistant
                                                  Treasurer, Pax World Growth
                                                  Fund, Inc.; Assistant
                                                  Treasurer, Pax World High
                                                  Yield Fund, Inc.

Thomas W. Grant          President; Director      President, Pax World
                                                  Management Corp.; Vice
                                                  Chairman of the Board and
                                                  President, Pax World Balanced
                                                  Fund, Inc.; President, Pax
                                                  World Growth Fund, Inc.;
                                                  President, Pax World High
                                                  Yield Fund, Inc.; President,
                                                  Pax World Money Market Fund,
                                                  Inc.; President, H. G.
                                                  Wellington & Co., Inc.

James M. Shadek          Senior Vice President    Senior Vice President for
                         for Social Research;     Social Research and Secretary,
                         Secretary; Director      Pax World Management Corp.;
                                                  Treasurer, Pax World Growth
                                                  Fund,

                                                  Inc.; Treasurer, Pax World
                                                  High Yield Fund, Inc.; Account
                                                  Executive, H. G. Wellington &
                                                  Co., Inc.


Laurence A. Shadek       Chairman of the Board;   Chairman of the Board,
                         Director                 Pax World Management Corp.;
                                                  Chairman of the Board, Pax
                                                  World Balanced Fund, Inc.;
                                                  Chairman of the Board, Pax
                                                  World Growth Fund, Inc.;
                                                  Chairman of the Board, Pax
                                                  World High Yield Fund, Inc.;
                                                  Executive Vice President, Pax
                                                  World Money Market Fund, Inc.;
                                                  Executive Vice President,
                                                  H. G. Wellington & Co., Inc.

Thomas F. Shadek         Senior Vice President    Senior Vice President -
                         - Marketing; Director    Marketing, Pax World
                                                  Management Corp.

Item 27.  Principal Underwriters

       Not applicable.

Item 28.  Location of Accounts and Records

       The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 400 Bellevue Parkway, Wilmington, DE 19809-3853. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Fund at 222 State Street, Portsmouth, NH 03801and by the State Street Bank and Trust Company at 225 Franklin Street, Boston MA 02110. The Applicant's corporate minute books are kept at the law offices of Kurzman Karelsen & Frank, LLP, 230 Park Avenue, New York, NY 10169.

Item 29.  Management Services

       Other than as set forth under the caption "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus and the caption "Investment Advisory and Other Services - Adviser" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registrant's Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings

       Not applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, as of the 3rd day of July, 2001.

                                         PAX WORLD BALANCED FUND, INC.

                                         By: /s/ Thomas W. Grant
                                         ------------------------------
                                             Thomas W. Grant
                                             President


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                            Title                     Date

/s/ Laurence A. Shadek                 Chairman of the Board,          7/3/01
------------------------               Director
Laurence A. Shadek

/s/ Thomas W. Grant                    President, Director             7/3/01
------------------------
Thomas W. Grant

/s/ Anita D.  Green                    Co-Treasurer                    7/3/01
------------------------
Anita D. Green

/s/ Janet L. Spates                    Co-Treasurer                    7/3/01
------------------------
Janet L. Spates

/s/ Carl H. Doerge, Jr.                Director                        7/3/01
------------------------
Carl H. Doerge, Jr.

/s/ John L. Kidde                      Director                        7/3/01
------------------------
John L. Kidde

/s/ Joy L. Liechty                     Director                        7/3/01
------------------------
Joy L. Liechty

/s/ Sanford C. Sherman                 Director                        7/3/01
------------------------
Sanford C. Sherman

/s/ Nancy S. Taylor                    Director                        7/3/01
------------------------
Nancy S. Taylor

/s/ Esther J. Walls                    Director                        7/3/01
------------------------
Esther J. Walls

                          PAX WORLD BALANCED FUND, INC.

                                  Exhibit Index


1.     Articles of Incorporation.**

2.     By-Laws.**

3.     Instruments defining rights of security holders.*

4. Form of Advisory Agreement between the Registrant and Pax World Management Corp.*

5. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc.*

6.     Not applicable.

7. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company.*

8. Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc.*

9(a).  Opinion of Counsel.*

9(b).  Consent of Counsel.**

10.    Consent of Independent Certified Public Accountants.**

11.    Not applicable.

12.    Not applicable.

13.    Form of Distribution and Service Plan.*

14.    Not applicable.

15.    Codes of Ethics.***

----------

*    Previously filed and not filed herewith.

**   Filed herewith.

***  To be filed by amendment.

                                                                       EXHIBIT 1

                          CERTIFICATE OF INCORPORATION

                                       OF

                         PAX WORLD FUND, INCORPORATED(1)

     FIRST: The name of the corporation is

                          PAX WORLD FUND, INCORPORATED

     SECOND: Its registered office in the State of Delaware is located at 229 South State Street, in the City of Dover, County of Kent. The name and address of its registered agent is The Prentice-Hall Corporation System, Inc.

     THIRD: The nature of the business or objects or purposes to be transacted, promoted or carried on by the corporation are as follows:

               To subscribe for, invest in, purchase or otherwise acquire, to own, hold, sell, exchange, pledge or otherwise dispose of, securities of every nature and kind, more particularly the securities of companies and entities engaged in the furnishing of services or production or distribution of products essentially of a non-military nature, including, without limitation the securities of companies and entities engaged in the furnishing of services or production or distribution of products essentially of a non-military nature, stocks, bonds, debentures, or obligations or evidences of indebtedness or ownership issued or created by associations, trusts or corporations, public or private, whether created, established or organized under the laws of the United States, any of the States, or any territory or district or colony or possession thereof, or under the laws of any foreign country, and also foreign and domestic government and municipal obligations, bank acceptances, commercial paper and secured call loans; to pay for the same in cash or by the issue of stock, bonds or notes of this corporation or otherwise; and while owning and holding any such securities, to exercise all the rights, powers and privileges of a stockholder or owner, including the right to transfer and convey the said stock or other securities to one or more persons, firms, associations or corporations subject to voting trusts or other agreements placing in such persons voting or other powers in respect of said stocks or other securities; to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of this corporation; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. In these provisions, purposes shall also be construed as powers, and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit

--------

(1) As filed with the Office of the Secretary of State of the State of Delaware on February 25, 1970.

     other statements of purposes or powers or purposes or powers which this corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

     FOURTH: The total number of shares of capital stock which the corporation is authorized to issue is Ten Million (10,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share.

     FIFTH: The name and the mailing address of the incorporator are as follows:

            NAME                         MAILING ADDRESS

            R.G. Dickerson               229 South State Street
                                         Dover, Delaware

     SIXTH: The following additional provisions not inconsistent with law are hereby established for the management, conduct and regulation of the business and affairs of the corporation, and for creating, limiting, defining, and regulating the powers of the corporation and of its directors and stockholders:

          The Board of Directors may, at any time and from time to time, contract for management services with PAX DEVELOPMENT MANAGEMENT COMPANY, INC., a Delaware corporation, or with such other association, corporation or firm as the Board of Directors may deem desirable, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws of this corporation as from time to time amended; and any such contract may contain such other terms interpretative of or in addition to said requirements and restrictions as the Board of Directors may determine. The Board of Directors may also, at any time and from time to time, contract with PAX DEVELOPMENT MANAGEMENT COMPANY, INC., or with any other corporation, firm or association, appointing it distributor for the capital stock of this corporation, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws of this corporation as from time to time amended; and any such contract may contain such other terms interpretative or of in addition to said requirements and restrictions as the Board of Directors may determine. The fact that any or all of the directors and officers of this corporation are also shareholders, directors or officers of PAX DEVELOPMENT MANAGEMENT COMPANY, INC. or may be shareholders, trustees, directors or officers of some other corporation, firm or association with which such a management contract or distributor's contract may hereafter be made, shall not affect the validity of any such contract or disqualify any officer or director of this corporation from voting upon or executing the same or create any liability or accountability based on adverse interest, except as may be provided by law.

          Assets of this corporation may be held by or deposited with a bank or trust company or other organization as custodian, pursuant to such requirements as may be prescribed from time to time by the By-Laws of this corporation and by the Board of Directors pursuant to said By-Laws.

          Any authorized but unissued stock, as well as any treasury stock, may be sold for cash or for securities from time to time, by authority of the Board of Directors, without first being offered to the existing stockholders, at a price to net the company not less than its net asset value determined as hereinafter provided and not less than its par value. Anything herein to the contrary notwithstanding, any part of the shares from time to time authorized may (subject to any votes of the stockholders determining the terms and manner of disposition of any such additional shares) from time to time to be issued to and among the stockholders by way of a stock dividend for such cash or property in the possession of the corporation as surplus as the Board of Directors may determine, or may from time to time be issued and disposed of through an offering to stockholders in proportion to their holdings for cash at not less than the net asset value; provided that no shares shall be so issued to stockholders for cash in an amount less than the par value of such shares, and no shares shall be issued as a stock dividend except to the extent of cash or property in the possession of the corporation as surplus not less in value than the par value of the shares so to be issued.

          The Board of Directors or any officer or officers or agent or agents of this corporation designated from time to time for this purpose by the Board shall determine the value of all the assets of this corporation at the close of trading on the New York Stock Exchange on any day upon which such Exchange is open for unrestricted trading or at such other times as the Board of Directors shall designate, and the value of such assets so determined, less total liabilities of this corporation (exclusive of capital stock and surplus) divided by the number of shares outstanding shall be the net asset value of a share until a new net asset value is determined by the Board or such officers or agents. In determinations of net asset value all securities for which market quotations are available shall be appraised at last sale or bid prices (as nearly as can conveniently be determined) and other securities and assets at fair value as determined in good faith by or under authority of the Board in accordance with accounting principles generally accepted at the time. In determinations of net asset value, treasury stock shall be treated as if it were unissued. When net asset value is determined as of a time other than the close of unrestricted trading on the New York Stock Exchange, the Board or such officers or agents may, but need not, determine such net assets value by adjusting the net asset value determined as of the preceding close of such

     Exchange in such manner (based upon changes in the market prices of selected securities or changes in market averages or on other standard and readily ascertainable market data since such close) as the Board or such officers or agents deem adequate to reflect a fair approximate estimate of the probable change in net asset value which has occurred since such close. In determining the net asset value the Board or such officers or agents may include in liabilities such reserves for taxes, estimated accrued expenses and contingencies in accordance with accounting principles generally accepted at the time as the Board or such officers or agent may in its or their best judgment deem fair and reasonable under the circumstances.

          The By-Laws of this corporation, as from time to time amended, may prescribe limitations upon the borrowing of money and pledging of assets by this corporation.

          Any holder of shares of Common Stock, $1 par value, of this corporation may by presentation of a written request, together with his certificates, if any, for such shares, duly endorsed, at the office of this corporation or at the principal office of a custodian appointed by this corporation, redeem his shares for the net asset value thereof as provided in the By-Laws. Redemptions as aforesaid, or voluntary purchases by the corporation of its own stock, shall be made as provided in the By-Laws, and in accordance with and subject to the requirements of applicable laws and regulations.

          This corporation may issue, sell, redeem, repurchase, and otherwise deal in and with shares of its capital stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of capital stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of this corporation; provided that the issue of shares in fractional denominations shall be limited to such transactions and be made upon such terms as may be fixed by or under authority of the By-Laws or the Board of Directors.

          PAX DEVELOPMENT MANAGEMENT COMPANY, INC. and any other association, corporation, person, firm or other entity with which this corporation may have any such contract for management services or for the distribution of its capital stock may perform management services for or distribute the capital stock of any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto, and no such performance of management services or distributions of capital stock or taking of any such action or doing of any such thing shall be in any manner restriction or otherwise affected by any aspect of any relationship of PAX WORLD MANAGEMENT COMPANY, INC., or any other association, corporation, person, firm or other entity to or with this corporation or deemed to violate or give rise to any duty or obligation of such corporation or any other association, corporation, person, firm or other entity to this corporation.

          Meetings of stockholders may be held outside the State of Delaware, if the By-Laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation. Elections of directors need not be by ballot unless the By-Laws of the corporation shall so provide. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action (except for the sale, lease or exchange of all or substantially all of the property and assets of the corporation) such vote and meeting may be dispensed with and such corporate action may be taken with the written consent of the holders having not less than such percentage of the total number of votes as would have been required to authorize and approve such action had a meeting been held and had all votes so entitled been case at such meeting; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the total vote required by a statute of Delaware or of the United States for the proposed corporate action, and provided further that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

          The Board of Directors may by action of a majority of the members of said Board at the time in office, alter, amend or repeal the By-Laws of this corporation to the extent provided therein.

          The corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Executed at Dover, Delaware, on February 25, 1970.

                                             -----------------------------------
                                                       R.G. Dickerson
                                                        Incorporator

STATE OF DELAWARE )
                  )  SS.:
COUNTY OF KENT    )


     BE IT REMEMBERED that, on February 25, 1970, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came R. G. Dickerson, the incorporator who duly executed the foregoing certificate of incorporation before me and acknowledged the same to be his act and deed, and that the facts therein stated are true.

     GIVEN under my hand on February 25, 1970.

                                                --------------------------------
                                                         Nancy S. Truax
                                                          Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                         CERTIFICATE OF INCORPORATION(2)


                                   **********

          Pax World Fund, Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That a meeting of the Board of Directors of Pax World Fund, Incorporated held on March 12, 1992 a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the provisions of Article 4 thereof so that, as amended said Fourth Article shall be and read as follows:

                                    Article 4

                            Authorized Capital Stock

          The total number of shares of capital stock which the corporation is authorized to issue is 50 million (50,000,000) shares of Common Stock with a par value of one dollar ($1.00) per share (hereinafter referred to as "Common Stock").

               The rights, title and preferences of the Common Stock remain unchanged.

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

----------
(2) As filed with the Office of the Secretary of State of the State of Delaware on July 14, 1992.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: That the effective date of the amendment herein certified shall be the date of filing with the Secretary of State of the State of Delaware.

          IN WITNESS WHEREOF, said Pax World Fund, Incorporated has caused this certificate to be signed by Anthony S. Brown, its Vice President and Treasurer, and attested by its Secretary this 10th day of July, 1992.


                                        By: /s/ Anthony S. Brown
                                            ---------------------------
                                            Vice President, Treasurer

ATTEST:


By: /s/ William M. Prifti
    ---------------------
    Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                         CERTIFICATE OF INCORPORATION(3)


                                   **********


          Pax World Fund, Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That a meeting of the Board of Directors of Pax World Fund, Incorporated held on June 10, 1993, a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the provisions of Article 4 thereof so that, as amended, said Fourth Article shall be and read as follows:

                                    Article 4

                            Authorized Capital Stock

          The total number of shares of capital stock which the corporation is authorized to issue is 75 million (75,000,000) shares of Common Stock with a par value of one dollar ($1.00) per share (hereinafter referred to as "Common Stock").

          The rights, title and preferences of the Common Stock remain unchanged.

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

----------
(3) As filed with the Office of the Secretary of State of the State of Delaware on June 23, 1993.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: That the effective date of the amendment herein certified shall be the date of filing with the Secretary of State of the State of Delaware.

          IN WITNESS WHEREOF, said Pax World Fund, Incorporated has caused this certificate to be signed by Anthony S. Brown, its Vice President and Treasurer, and attested by its Secretary this 22nd day of June, 1993.


                                          By: /s/ Anthony S. Brown
                                              -------------------------
                                              Vice President, Treasurer

ATTEST:


By: /s/ William M. Prifti
    ---------------------
    Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         PAX WORLD FUND, INCORPORATED(4)


                                    * * * * *


     PAX WORLD FUND, INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of the Corporation held on March 9, 2000, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the title thereof so that, as amended, said title shall be and read as follows:

                          "CERTIFICATE OF INCORPORATION

                                       OF

                         PAX WORLD BALANCED FUND, INC."


               RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article First thereof so that, as amended, said Article First shall be and read as follows:

----------
(4) As filed with the Office of the Secretary of State of the State of Delaware on or about August 8, 2001.

               "FIRST: The name of the corporation is Pax World Balanced Fund, Inc."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Lee D. Unterman, its Secretary, this 7th day of August, 2000.


                                                    PAX WORLD FUND, INCORPORATED


                                                    By: /s/ Lee D. Unterman
                                                        -----------------------
                                                        Lee D. Unterman
                                                        Secretary

                                                                       EXHIBIT 2

                                     BY-LAWS

                                       OF

                         PAX WORLD BALANCED FUND, INC.5


                                    ARTICLE I

                                NAME; FISCAL YEAR

     The name of this corporation shall be "PAX WORLD BALANCED FUND, INC." Except as otherwise from time to time provided by the Board of Directors, the fiscal year of this corporation shall begin January 1 and end December 31.


                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

     All meetings of the stockholders shall be held at the principal office of the corporation in the city of Portsmouth, New Hampshire, or such other place, whether or not in Delaware or New Hampshire, as is stated in the call or notice.


                                   ARTICLE III

                                 ANNUAL MEETINGS

     The annual meeting of the stockholders of this corporation shall be held on the first Thursday in June in each fiscal year, if such day is not a legal holiday; and if such day is a legal holiday, then on the next succeeding business day not a legal holiday. In the event that such annual meeting is omitted on the date herein provided for, a meeting on a date subsequent to such date may be held in place thereof; and any business transacted or elections held at such meeting shall be as valid as if transacted and held at the annual meeting.


                                   ARTICLE IV

                                SPECIAL MEETINGS

     Special meetings of the stockholders of this corporation shall be held whenever called by the president or by the Board of Directors.

----------
(5)  As amended, June 22, 1978, June 11, 1992, June 11, 1998, March 9, 2000 and
     July 6, 2000.

                                    ARTICLE V

                        NOTICE OF STOCKHOLDERS' MEETINGS

     Notice of all stockholders' meetings stating the time, place and in the case of special meetings the objects for which such meetings are called, shall be given by the Secretary, by mailing such notice to each stockholder of record at his or her registered address at least ten days prior to the date of the meeting. Any meeting at which all stockholders entitled to vote are present either in person or by proxy or of which those not present have waived notice in writing, shall be a legal meeting for the transaction of business notwithstanding that notice has not been given as herein provided.


                                   ARTICLE VI

                         STOCKHOLDERS' MEETINGS--QUORUM

     Except as otherwise expressly required by law or these By-Laws or the Certificate of Incorporation, as from time to time amended, at any meeting of the stockholders fifty percent (50%) in interest of all the capital stock issued and outstanding and entitled to vote, represented by stockholders of record in person or by proxy, shall constitute a quorum, but a less interest may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice. When a quorum is present at any meeting a majority of the stock represented thereat shall decide any question brought before such meeting unless the question is one upon which by express provision of law or of the Certificate of Incorporation as from time to time amended or these By-Laws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question.


                                   ARTICLE VII

                               PROXIES AND VOTING

     Stockholders of record may vote at any meeting either in person or by proxy in writing dated not more than six months before the date of the meeting, which shall be filed with the Secretary of the Meeting before being voted. Each stockholder shall be entitled to one vote for each share of stock held by him.

                                  ARTICLE VIII

                               BOARD OF DIRECTORS

     A Board of Directors consisting of no more than eleven members shall be chosen at the annual meeting of the stockholders or at any meeting held in lieu thereof. No director need be a stockholder. Each director shall serve until the next annual meeting and until his successor is duly elected and qualified, unless sooner displaced.


                                   ARTICLE IX

                               POWERS OF DIRECTORS

     The Board of Directors shall have the entire management of the business of the corporation. In the management and control of the property, business and affairs of the corporation the Board of Directors is hereby vested with all the powers possessed by the corporation itself so far as this designation of authority is not inconsistent with the laws of the State of Delaware, but subject to the limitations contained in the Certificate of Incorporation, as from time to time amended, and in these By-Laws.


                                    ARTICLE X

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     The Board of Directors may elect from its members an Executive Committee of not less than two nor more than five which may exercise all the powers of the Board of Directors when the Board is not in session. The Executive Committee may make rules for the holding and conduct of its meetings and keeping the records thereof, and shall report its action to the Board of Directors.

     The Board of Directors may elect from its members such other committees from time to time as it may desire. The number composing such committees and the powers conferred upon them shall be determined by the Board of Directors at its own discretion.


                                   ARTICLE XI

                               DIRECTORS' MEETINGS

     Regular meetings of the Board of Directors may be held in such places within or without the State of Delaware, and at such times as the Board may from time to time determine, and if so determined, notices thereof need not be given. Special meetings of the Board of Directors may be held at any time or place whenever called by the President or a majority of the directors, reasonable notice thereof being given by the Secretary or the President, or the directors calling the meeting, to each director, and telephone notice shall constitute reasonable notice. Special meetings of the Board of Directors may also be held without formal notice provided all directors are present or those not present have waived notice thereof. Such special meetings shall be held at such time and in such places within or without the State of Delaware as the notice thereof or waiver of such notice shall state.

     Unless otherwise restricted by the Articles of Incorporation or By-Laws, a member of the Board or of a committee designated by the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to Section 141 of the Delaware General Corporation Law constitutes presence in person at the meeting.

     Unless otherwise provided by the Articles of Incorporation or By-Laws, action required or permitted to be taken pursuant to authorization voted by a meeting of the Board or a committee thereof, may be taken without a meeting if, before or after the action, all members of the Board or of the committee consent thereto in writing. The written consents shall be filed with the minutes of the proceedings of the Board or committee. The consent has the same proceedings of the Board or committee. The consent has the same effect as a vote of the Board or committee for all purposes.


                                   ARTICLE XII

                           DIRECTORS' MEETING--QUORUM

     A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but a less number may adjourn a meeting from time to time and the adjourned meeting may be held without further notice. When a quorum is present at any meeting, a majority of the members present thereat shall decide any question brought before such meeting except as otherwise expressly required by law or by these By-laws.


                                  ARTICLE XIII

                                    OFFICERS

     The officers of this corporation shall be a president, one or more vice-presidents if elected by the Board of Directors, a secretary and a treasurer. All officers shall be elected by the Board of Directors and a regular meeting of the directors may be held for the purpose of electing officers directly after the annual stockholders' meeting and at the same place without notice. The Board of Directors may, if it so determines, elect a chairman of the board. The same person may hold more than one office.

                                   ARTICLE XIV

                             ELIGIBILITY OF OFFICERS

     The chairman of the board, if any, and the president shall be directors of the corporation. The vice presidents, secretary and treasurer, and such other officers as may be appointed, need not be directors of the corporation.


                                   ARTICLE XV

               ADDITIONAL OFFICERS AND AGENTS; DUTIES OF OFFICERS

     The Board of Directors at its discretion may appoint one or more assistant treasurers, and one or more assistant secretaries and such other officers or agents as it may deem advisable, and may prescribe the duties thereof. The officers shall have such duties as are prescribed herein and as shall be prescribed by the Board of Directors.


                                   ARTICLE XVI

                       CHAIRMAN OF THE BOARD OF DIRECTORS

     The chairman of the board, if any, shall preside at all meetings of the Board of Directors at which he is present. He shall have such authority and duties as the Board of Directors shall from time to time determine and as provided by law.


                                  ARTICLE XVII

                          PRESIDENT AND VICE PRESIDENTS

     The president shall be the principal executive officer, and, if present, shall preside at all meetings of the stockholders and shall have such authority and duties as the Board of Directors shall from time to time determine and as may be provided by law. The president or a vice president, unless some other person is thereunto specifically authorized by vote of the Board of Directors, shall sign all deeds, contracts, registration statements and other documents and instruments of the corporation. The vice-presidents shall each have such other duties and shall have such other powers as the Board of Directors shall from time to time designate.

                                  ARTICLE XVIII

                                    SECRETARY

     The secretary shall keep accurate minutes of all meetings of the stockholders and directors, and shall perform all duties commonly incident to his office and as provided by law and shall perform such other duties and have such other powers as the Board of Directors shall from time to time designate. In his absence an assistant secretary or secretary pro tempore shall perform his duties.


                                   ARTICLE XIX

                                    TREASURER

     The Treasurer shall, subject to the order of the Board of Directors and subject to any arrangement made by the Board with a bank or trust company as custodian pursuant to the provisions of the Certificate of Incorporation as from time to time amended, have the care and custody of the money, funds, securities, valuable papers and documents of the corporation, and shall have and exercise under the supervision of the Board of Directors all powers and duties commonly incident to his office and as provided by law. He may endorse for deposit or collection all notes, checks and other instruments payable to the corporation or to is order. He shall keep accurate books of account of the corporation's transactions which shall be the property of the corporation and which together with all other property of the corporation in his possession shall be subject at all times to the inspection and control of the Board of Directors. He shall deposit all funds of the corporation in such bank or banks, trust company or trust companies or such firm or firms doing a banking business as the Board of Directors shall designate.


                                   ARTICLE XX

              EXECUTION OF INSTRUMENTS AND DOCUMENTS AND SIGNING OF
                   CHECKS AND OTHER OBLIGATIONS, AND TRANSFERS

     All instruments, documents and other papers shall be executed in the name and on behalf of this corporation and all checks, notes, drafts and other obligations for the payment of money by the corporation shall be signed, and all transfers of securities standing in the name of the corporation shall be executed, by the president, any vice president or the treasurer or by any one or more officers or agents of the corporation as shall be designated for that purpose by vote of the Board of Directors or Executive Committee.

                                   ARTICLE XXI

                                    REMOVALS

     The stockholders may at any meeting called for the purpose, by vote of the holders of a majority of the capital stock issued and outstanding and entitled to vote, remove from office any director and, unless the Board of Directors has been accordingly decreased by amendment of these By-Laws, elect a successor. To the extent consistent with the Investment Company Act of 1940, the Board of Directors may by vote of not less than a majority of the directors then in office remove from office any director, officer or agent elected or appointed by them and may for cause remove any thereof elected by the stockholders, and may in each case fill the vacancy so caused.


                                  ARTICLE XXII

                                    VACANCIES

     If the office of any director or officer or agent becomes or is vacant by reason of death, resignation, removal, disqualification, increase in the number of the Board of Directors or otherwise, the remaining directors may by vote of a majority of said directors choose a successor or successors who shall hold office for the unexpired term; provided that vacancies in the Board of Directors may be so filled only if, after the filling of the same as aforesaid, at least a majority of the directors then holding office will be directors elected to such office by the stockholders at a meeting or meetings called for the purpose. In the event that at any time less than a majority of the directors were so elected by the stockholders, a special meeting of the stockholders shall be held as promptly as possible and in any event within sixty days for the purpose of electing directors to fill any vacancy which cannot be filled by the directors in office. Any vacancies in the Board of Directors may also be filled for an unexpired term by the stockholders at a meeting called for that purpose unless such vacancy shall have been filled by the directors as hereinbefore provided.


                                  ARTICLE XXIII

                              CERTIFICATES OF STOCK

     Each stockholder shall be entitled to a certificate or certificates of the capital stock of the corporation owned by him, in such form as shall, in conformity to law, be prescribed from time to time by the directors. Such certificates shall be signed by the chairman or vice chairman of the Board of Directors or the president or vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary, but when such certificates are signed by a transfer agent or assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a register, the signatures of the aforementioned officers upon such certificates may be facsimile.


                                  ARTICLE XXIV

                                TRANSFER OF STOCK

     Share of stock may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same signed by the owner of the certificate. No transfer shall affect the right of the corporation to pay any dividend upon the stock or to treat the owner of record as the owner in fact until such transfer is recorded on the books of the corporation.


                                   ARTICLE XXV

                             CLOSING TRANSFER BOOKS

     The transfer books of the stock of the corporation may be closed for such period from time to time in anticipation of stockholders' meetings or the declaration of dividends as the directors may from time to time determine.


                                  ARTICLE XXVI

                                      SEAL

     The seal of this corporation shall consist of a flat-faced, circular die with the words and figures "Pax World Balanced Fund, Inc., Delaware, 1970" cut or engraved thereon.


                                  ARTICLE XXVII

                               CERTAIN REGULATIONS

1.   CERTAIN DEFINITIONS

     When used herein, "Manager" shall mean any corporation, firm or association which may at the time have a management contract with this corporation pursuant to the provisions of the Certificate of Incorporation of this corporation.

2. SECURITIES AND CASH OF THIS CORPORATION TO BE HELD BY CUSTODIAN SUBJECT TO CERTAIN TERMS AND CONDITIONS.

      (I) All securities and cash owned by this corporation shall, as hereinafter provided, be held by or deposited with a bank or trust company having (according to its last published report) not less than two million dollars ($2,000,000) aggregate capital, surplus and undivided profits (which bank or trust company is hereby designated as "Custodian"), provided such a Custodian can be found ready and willing to act.

      (II) This corporation shall enter into a written contract with the Custodian regarding the powers, duties and compensation of the Custodian with respect to the cash and securities of this corporation held by the Custodian. Said contract and all amendments thereto shall be approved by the Board of Directors of this corporation.

      (III) This corporation shall upon the resignation or inability to serve of its Custodian or upon change of the Custodian:

            (a) in case of such resignation or inability to serve, use its best efforts to obtain a successor Custodian;

            (b) require that the cash and securities owned by this corporation be delivered directly to the successor Custodian; and

            (c) in the event that no successor Custodian can be found, submit to the stockholders, before permitting delivery of the cash and securities owned by this corporation otherwise than to a successor Custodian, the question whether or not this corporation shall be liquidated or shall function without a Custodian.

3.    LIMITATION ON INVESTMENT BY THIS CORPORATION IN SECURITIES OF ANY ONE
      ISSUER.

      This corporation shall not purchase the securities of any issuer for the portfolio of this corporation, other than the Pax World Money Market Fund, unless immediately after such purchase not more than 5 percent of the value of the total assets of this corporation, taken at market value, would be invested in the securities of such issuer (excluding from this limitation securities issued by the United States of America or any instrumentality thereof) and not more than 10 percent of the outstanding voting securities or more than 10 percent of the securities of any class of such issuer (as disclosed by the last financial statement of such issuer) would be held by this corporation of such issuer.

4. LIMITATION ON INVESTMENT BY THIS CORPORATION IN SECURITIES OF OTHER INVESTMENT TRUSTS.

      This corporation shall not invest any of its assets in the securities of other investment trusts or companies, other than the Pax World Money Market Fund. Nothing herein or in paragraph 3 above shall prevent any purchase for the purpose of effecting a merger, consolidation or acquisition of assets expressly approved by the stockholders after full disclosure of any commissions or profits (so far as known to this corporation) to any dealer.

5.    INVESTMENT RESTRICTIONS PERTAINING TO THIS CORPORATION.

      This corporation shall not directly or indirectly:

      (1) invest in the securities of companies appearing on the United States Department of Defense list of 100 largest contractors if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense. Other contracting companies will not be considered if 5 percent or more of their gross sales for their prior fiscal year was derived from such contracts.

            The Fund will seek investments in companies that are not to any degree engaged in manufacturing defense or weapon related products. By way of illustration, the Fund will invest in such industries as housing, food, leisure time, education, retailing, pollution control, drugs, health care, household appliances, publishing and building supplies, among others.

            If after the initial purchase by the Fund it is determined that the company's activities fall within the exclusion described above, the securities of such company will be eliminated from the portfolio when a profit results from the sale.

            In no event, however, will such security be retained longer than six months from the time the Fund learns of the investment disqualification.

            The investment objectives of the Fund are to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conversation of principal and secondarily the possibility of long-term capital appreciation;

      (2) invest in the securities of companies or their subsidiaries in the following industries:

                                   a. liquor
                                   b. tobacco
                                   c. gambling

            If a merger or acquisition causes a security in the portfolio to come within the restriction, the Fund must attempt to eliminate such security over a six-month period.

      (3) concentrate more than 25% of its investments in a particular industry;

      (4) purchase or sell real estate or other interests in real estate which are not readily marketable;

      (5)   write, purchase or sell puts, calls or combinations thereof;

      (6)   lend money on securities;

      (7)   purchase securities on margin or sell short;

      (8) borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Company may borrower from banks up to 5 percent of its total assets taken at cost;

      (9) mortgage or pledge as security for indebtedness, any securities owned or held by the Company, except as stated in item 8;

      (10) participate on a joint or a joint and several basis in any trading account in securities;

      (11) invest in companies for the purpose of exercising control of management;

      (12) act as an underwriter of securities of other issuers, except that the company may invest up to 5 percent of the value of its assets (at the time of investment) in portfolio securities which the Company might not be free to sell to the public without registration of such securities under the Securities Act of 1933;

      (13) invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers; to the extent that such information its available, the fund will seek to invest abroad in companies that contribute to improving the standard of living of peoples in those countries and whose products and services are consistent with the Fund's objective of essentially non-military investments;

      (14) invest more than 5 percent of its total assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation;

      (15) purchase of government securities will be limited to those generally of government agencies and to the acquisition of U.S. Treasury Notes and Certificates;

      (16) the corporation may, when market conditions in the judgment of the Board of Directors warrants such action, maintain a conservative position by the retention of cash and investment in certain government or similar liquid securities.

6.    REPORTS BY THIS CORPORATION TO ITS STOCKHOLDERS RELATING TO CERTAIN
      DIVIDENDS.

      Dividends paid from net profits from the sale of securities shall be clearly revealed by this corporation to its stockholders and the basis of calculation shall be set forth.

7.    STOCKHOLDING RESTRICTION.

      The Board of Directors may in the exercise of its judgment which may not be disturbed, reserve the right to accept or reject any subscription in whole or in part and to limit the investment to be made by any one stockholder and by any affiliate of such stockholder.


                                 ARTICLE XXVIII

               PURCHASES AND REDEMPTIONS OF SHARES BY CORPORATION

      (a) The corporation may purchase its shares by agreement with the owner at a price not exceeding the net asset value as last computed when the purchase or contract to purchase is made, appropriately adjusted to reflect declines in the value of the corporation's assets occurring after such last computation of such net asset value by reason of market declines or at a price equal to the net asset value next computed following the time when the purchase or contract to purchase is made.

      (b) The corporation shall purchase such shares as are offered by any stockholder for redemption, upon the presentation of the certificate or certificates therefor to the corporation or to the Custodian duly endorsed or accompanied by a proper instrument of transfer, together with a request that the corporation purchase the shares represented thereby; and the corporation will pay therefor the net asset value of the shares so presented next computed following the time at which the certificate or certificates therefor are so presented. Payment for said shares shall be made by the corporation to the stockholder within seven days after the date on which the shares are presented.

      (c) The Board of Directors may in their discretion (and subject to any Order from a regulatory governmental agency, federal or state) if they shall determine it to be in the best interests of the remaining shareholders, pay the redemption price in whole or in part by a distribution of securities from its portfolio, in lieu of cash, taking such securities at the same value used for determining net asset value and selecting the securities in such manner as they may consider fair and equitable.

      The obligation set out in the preceding paragraph may be suspended for any period during which the New York Stock Exchange shall be closed other than for customary week-end and holiday closings or during which trading on the Exchange is restricted, or during which an emergency exists as a result of which the disposal by the corporation of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the corporation fairly to determine the value of its net assets, or for any period which may be permitted by the federal Securities and Exchange Commission or any successor governmental authority.


                                  ARTICLE XXIX

                                FRACTIONAL SHARES

      The Board of Directors may authorize the issue from time to time of shares of the capital stock of the corporation in fractional denominations, provided that the transactions in which and the terms upon which shares in factional denominations may be issued from time to time be limited and/or determined by or under authority of the Board of Directors.


                                   ARTICLE XXX

                                 INDEMNIFICATION

      Any person made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the corporation or of any other corporation which he served as such at the request of the corporation shall be indemnified by the corporation against the reasonable expenses, including damages and attorneys' fees, actually incurred by him in the defense of such action, suite or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceedings that such officer, director or employee may be otherwise entitled. The foregoing does not apply to any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE XXXI

                                   AMENDMENTS

      These By-Laws may be amended or added to, altered or repealed at any annual or special meeting of the stockholders by the affirmative vote of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, provided notice of the general purport of the proposed amendment, addition, alteration or repeal is given in the notice of said meeting; or, at any meeting of the Board of Directors by vote of a majority of the directors then in office, except that the Board of Directors may not amend
ARTICLE XXI to permit removal by said Board of Directors without cause of any director elected by the stockholders and no provisions of ARTICLE XXVII or of
ARTICLE XXVIII shall be amended by the Board of Directors.

                                                                    EXHIBIT 9(b)


                          Kurzman Karelsen & Frank, LLP
                                 230 Park Avenue
                               New York, NY 10169






                                                      July 3, 2001


To the Shareholders and the Board of Directors of Pax World Balanced Fund, Inc.:

                               CONSENT OF COUNSEL

      We consent to the use in Post-Effective Amendment No. 39 to Registration Statement No. 2-38679 of Pax World Balanced Fund, Inc. on Form N-1A of the reference to us on the back page of the Prospectus.


                                               /s/ KURZMAN KARELSEN & FRANK, LLP

                                                                      EXHIBIT 10

                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and the Board of Directors of Pax World Balanced Fund, Inc.:

      We consent to the use in Post-Effective Amendment No. 39 to Registration Statement No. 2-38679 of Pax World Balanced Fund, Inc. on Form N-1A of our report dated January 19, 2001, incorporated by reference into the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us on the back page of the Prospectus and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                                  /s/ PANNELL KERR FORSTER, P.C.


Boston, Massachusetts
July 3, 2001